Exhibit 4.17

AMENDMENT NO. 2 TO THE

LOAN AGREEMENT

USD 225,779,727.18 Existing Financing

USD 100,000,000 New Financing Top Up Term Loan

USD 55,000,000 Additional Advance

BETWEEN	STOLT TANKERS FINANCE B.V.
As Borrower

AND	Danish Ship Finance A/S
(Danmarks Skibskredit A/S)
as Lender

“Stolt Fleet Loan”
DSF-Loan No. 4126

Dated:  19 July 2006

COPENHAGEN         ÅRHUS         LONDON         BRUSSELS

KROMANN REUMERT, LAW FIRM

SUNDKROGSGADE 5, DK-2100 COPENHAGEN Ø, DENMARK, TEL. +45 70 12 12 11, FAX +45 70 12 13 11

CONTENTS

1.	BACKGROUND	1
2.	DEFINITIONS AND INTERPRETATION	2
3.	AMENDMENTS TO THE LOAN AGREEMENT	2
4.	OTHER PROVISIONS REMAIN EFFECTIVE	9
5.	EFFECTIVE DATE AND DRAWDOWN OF ADVANCE B	9
6.	LAW AND JURISDICTION	10

SCHEDULES

Schedule 1:	Conditions Precedent
Schedule 2:	Form of Advance B Drawdown Notice
Schedule 3:	[Intentionally omitted]
Schedule 4:	[Intentionally omitted]
Schedule 5:	[Intentionally omitted]
Schedule 6:	Tranche B Repayment Schedule
Schedule 7:	Form of Parent Companies Guarantee
Schedule 8:	Form of Continuing Shipowning Companies Guarantee
Schedule 9:	Form Intermediate Companies Undertaking
Schedule 10:	Form of Insurances Assignment
Schedule 11:	Form of Earnings Assignment
Schedule 12:	Form Mortgage and Deed of Covenants

i

AMENDMENT NO. 2 TO THE

LOAN AGREEMENT

This Amendment No. 2 to the Loan Agreement (the “Amendment”) is made on 19 July 2006 between:

(1)                 Stolt Tankers Finance B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24337613 (the “Borrower”); and

(2)                 Each of the Guarantors (as defined in the Loan Agreement) and as listed on the signature pages hereto; and

(3)                 Danish Ship Finance A/S (Danmarks Skibskredit A/S), Sankt Annæ Plads 3, 1250 Copenhagen K, Denmark (the “Lender”).

1.              BACKGROUND

1.1                The Loan Agreement. The parties hereto are parties to a USD 225,779,727.18 Existing Financing and USD 100,000,000 New Financing Top Up Term Loan agreement dated 27 October 2005 (as amended by Amendment No. 1 thereto dated 26 June 2006 and as may be further amended from time to time, the “Loan Agreement”) pursuant to which the Continuing Vessels owned by the Continuing Shipowning Companies have been financed.

1.2                This Amendment. This Amendment is being entered into by the Parties for the purpose of (i) the Lender making available to the Borrower an additional advance in the amount of USD 55,000,000 to be applied to the refinancing of the vessel M/S Stolt Achievement, (ii) adding such vessel as a Continuing Vessel and Stolt Achievement B.V., a 100% owned subsidiary of SNTG BV, as a Continuing Shipowning Company, and (iii) making certain consequential amendments as set forth in this Amendment.

2.             DEFINITIONS AND INTERPRETATION

2.1                Incorporation of Loan Agreement definitions. Terms defined in the Loan Agreement shall have the same meaning when used in this Amendment unless otherwise stated herein or the context otherwise requires.

2.2                Interpretation. In this Amendment, unless the context otherwise requires

(a)         words denoting the singular number shall include the plural and vice versa; and

(b)        references to a “person” includes any person, individual, firm, partnership, joint venture, company, corporation, trust, fund, body corporate, unincorporated body of persons, or any state or any agency of a state or association (whether or not having separate legal personality).

2.3                Clause Headings. In this Amendment clause headings are for ease of reference only.

3.             AMENDMENTS TO THE LOAN AGREEMENT

3.1                Additional definitions: Clause 2.1 (Definitions). The following definitions are added to Clause 2.1 of the Agreement in the appropriate alphabetical order.

“Achievement Loan Agreement” means the loan agreement dated 20 May 2003, as amended by Amendment No. 1 thereto dated 27 July 2005 pursuant to which the Lender and DVB Bank A.G. made available to the Borrower a loan facility in the original principal amount of USD 39,285,714.26 for purposes of financing the vessel M/S Stolt Achievement.

“Advance B” means the advance in the amount of USD 55,000,000 to be made by the Lender to the Borrower on the Advance B Drawdown Date.

“Advance B Availability Period” means the period commencing on the date on which all of the conditions precedent to the disbursement of Advance B under the Agreement are satisfied and ending on 31 December 2006.

“Advance B Drawdown Date” means the Banking Day on which the Borrower has requested that Advance B be disbursed or, as the context requires, the date on which Advance B is actually disbursed.

“Advance B Drawdown Notice” means the written notice given by the Borrower for the drawdown of Advance B.

“Loan” means the aggregate principal amount of all Tranches at any time outstanding under this Agreement.

“Tranche B” means the tranche of the Indebtedness under the Agreement represented by Advance B.

3.2                Amendments to definitions: Clause 2.1 (Definitions). The following definitions in Clause 2.1 of the Agreement are amended as set forth below.

(a)              Definition of “Continuing Shipowning Companies”. The definition of “Continuing Shipowning Companies in Clause 2.1 of the Agreement is amended to read in its entirety as follows:

““Continuing Shipowning Companies” means each of eight limited liability companies, duly incorporated and validly existing under Dutch law, each owning one Continuing Vessel and each being 100 per cent owned by SNTG BV.”

(b)              Definition of “Continuing Vessels”. The definition of “Continuing Vessels in Clause 2.1 of the Agreement is amended by the addition of the M/S Stolt Achievement to the list of Continuing Vessels contained therein by its insertion as number (viii) on such list and the renumbering of the present number (viii) to number (ix).

(c)              Definition of “Margin”. The definition of “Margin” in Clause 2.1 of the Agreement is amended by the addition of the following Clause (iv) immediately after Clause (iii) thereof:

“(iv)        in respect of Tranche B, 0.72% p.a. (zero point seven two per cent per annum)”.

(d)           Definition of “Proportion”. The definition of “Proportion” in Clause 2.1 of the Agreement is amended so that the phrase “Continuing Vessels” appearing twice therein is replaced each time by the phrase “Continuing Vessels (other than the MS Stolt Achievement)”.

(e)            Definition of “Tranche”. The definition of “Tranche” in Clause 2.1 of the Agreement is amended to read in its entirety as follows:

“ “Tranche” means each Existing Tranche, each New Tranche and Tranche B.”

3.3                Clause 3.1 (Commitment; Availability Period). The following sentences are added to the end of Clause 3.1 of the Loan Agreement:

“Subject to the terms and conditions of this Agreement, the Lender agrees to make Advance B available to the Borrower during the Advance B Availability Period. If the Advance B Notice of Drawdown has not been given within such time as to require funding of Advance B on or before the last Banking Day of the Advance B Availability Period, the Lender’s commitment to make Advance B available shall automatically be cancelled.”

3.4                Clause 3.2 (Purpose). The following sentence is added to the end of Clause 3.2 of the Loan Agreement:

“Advance B shall be applied by the Borrower to the repayment of all indebtedness outstanding under the Achievement Loan Agreement and thereafter for general corporate purposes. Tranche B shall be allocated to the vessel MS Stolt Achievement”.

3.5                Clause 4.3 (Additional conditions precedent). The provisions of Clause 4.3 of the Agreement (excluding 4.3(iii)) shall apply to Advance B, the Advance B Drawdown Notice and the Advance B Drawdown Date, except that, for purposes of Clause 4.3(i), the representation and warranty in Clause 16.1.7 shall except any matter disclosed in SNSA’s 20-F filing with the United States Securities and Exchange Commission made on 31 May 2006 relating to its fiscal year ending 30 November 2005, the press release issued on 6 April 2006 in connection with SNSA’s first quarter financial results and in the press release issued on 6 July 2006, in connection with SNSA’s second quarter financial results.

3.6                Clause 5.3 (Irrevocability). Clause 5.3 of the Agreement is amended so that the phrase “the Drawdown Notice” is replaced by the phrase “the Drawdown Notice and the Advance B Drawdown Notice”.

3.7                Clause 5.4 (Indemnification). Clause 5.4 of the Agreement is amended so that the phrase “, fails to draw the Advance following the delivery of the Drawdown Notice” appearing therein is replaced by the phrase “, fails to draw the Advance or Advance B fol-

lowing the delivery of the Drawdown Notice or the Advance B Drawdown Notice, respectively”.

3.8                Clause 5.5(iii) (Termination of certain of the existing security over the Continuing Vessels). Clause 5.5(iii) shall apply to Advance B with the effect that, subject to the proviso in such Clause 5.5(iii), on the Advance B Drawdown Date, immediately following the disbursement of Advance B, the actions described in Clause 5.5(iii) of the Agreement shall be required to be taken by the Lender in respect of the mortgage presently encumbering the M/S Stolt Achievement and the insurances assignments presently covering the insurances in respect of the M/S Stolt Achievement.

3.9                Clause 5.6 (The Tranches). Clause 5.6 of the Agreement is amended so that the phrase “As of the Drawdown Date,” appearing therein is replaced by the phrase “As of the Advance B Drawdown Date,”.

3.10              Clause 6.2 (Other repayments). Clause 6.2 of the Agreement is amended so that the last phrase therein shall read in its entirety as follows:

“, and (ii) any and all outstanding Indebtedness (other than Indebtedness in respect of Tranche B) shall be repaid in full on the tenth anniversary of the Drawdown Date and any and all outstanding Indebtedness in respect of Tranche B shall be repaid in full on the tenth anniversary of the Tranche B Drawdown Date.”

3.11              Clause 7.1 (Voluntary prepayment). Clause 7.1 of the Agreement is amended so that the phrase “the full amount of the Existing Tranche and the New Tranche in respect of one or more Vessels” is replaced by the phrase “the full amount of the Existing Tranche and the New Tranche in respect of one or more Vessels or the full amount of Tranche B”.

3.12              Clause 7.2 (Mandatory prepayment). Clause 7.2 of the Agreement is amended so that the phrases “Existing Tranche and New Tranche” and “the Existing Tranche and the New Tranche” appearing in Clauses 7.2(a)(i), 7.2(a)(ii), 7.2(b) are replaced by the phrases “Existing Tranche and New Tranche or Tranche B, as the case may be” and “the Existing Tranche and the New Tranche or Tranche B, as the case may be”.

3.13              Clause 7.4 (Release of Security). Clause 7.4 of the Agreement is amended so that the phrase “the Existing Tranche and the New Tranche” appearing therein is replaced by the phrase “the Existing Tranche and the New Tranche or Tranche B, as the case may be”.

3.14              Clause 8.2 (i) (Interest rate - The New Tranches). Clause 8.2(i) of the Agreement is amended so that the title thereof shall read “The New Tranches and Tranche B” and by the addition of the following sentence at the end thereof:

“Subject to any agreement to fix the rate of interest applicable to Tranche B pursuant to the provisions of Clause 8.5, the rate of interest applicable to Tranche B for the duration of the Loan Period shall be LIBOR for the relevant Interest Period plus the Margin”.

3.15              Clause 8.5 (Fixing of Interest). The first sentence of Clause 8.5 of the Agreement is amended by the deletion of the word “and” prior to “(iii)” and by the addition of the phrase “, and Tranche B” at the end thereof.

3.16              Clause 8.6 (Duration of Interest Periods). Clause 8.6 of the Agreement is amended by the addition of a new sub-Clause (c) thereto as follows:

“(c)         Tranche B. If the interest rate in respect of Tranche B is fixed for any period as contemplated in Clause 8.5, then the Interest Periods shall be each successive period of six months the first of which commencing from the Drawdown Date or other relevant date and ending six months thereafter. At any time at which interest accrues on Tranche B at a variable interest rate, each Interest Period in respect of Tranche B shall be of a duration of one (1), three (3), six (6), nine (9) or twelve (12) months as may be selected by the Borrower either in the Advance B Drawdown Notice or by notice to the Lender no later than 03.00 p.m. Copenhagen time three (3) Banking Days prior to the expiration of the then current Interest Period or such longer period as may be agreed by the Borrower and the Lender; provided, however, that there shall be no more than three one month Interest Periods in any calendar year. If the Borrower fails to select an Interest Period for Tranche B in accordance with this Clause 8.6(c), the Borrower shall be deemed to have selected an Interest Period of six months. The first Interest Period in respect of Tranche B shall commence on the Tranche B Drawdown Date and each succeeding Interest Period shall commence on the last day of the immediately preceding Interest Period. The last Interest Period shall end on the last Repayment Date.”

3.17              Clause 9.1 (Arrangement Fee). Clause 9.1 of the Agreement is amended by the addition of the following sentence at the end thereof:

“The Borrower shall pay to the Lender a non-refundable arrangement fee in the aggregate amount of USD 165,000 (equal to 0.30% of the maximum amount of Advance B). Such fee shall be paid in immediately available USD denominated funds to the Lender on the Advance B Drawdown Date by way of deduction from Advance B.”

3.18              Clause 9.2 (Commitment Fee). Clause 9.2 of the Agreement is amended by the addition of the following sentences at the end thereof:

“There will be no commitment fee in respect of Advance B, provided that the Advance B Drawdown Date occurs on or prior to 31 December 2006. If the Advance B Drawdown Date does not occur on or prior to 31 December 2006, then the Borrower shall pay to the Lender, in arrear on the Advance B Drawdown Date by way of deduction from Advance B, a commitment fee equal to 0.20% per annum applied to the full commitment in respect of Advance B calculated for the period from and including 26 June 2006 to but excluding the Advance B Drawdown Date.”

3.19              Clause 12.2 (Release of security). Clause 12.2 of the Agreement is amended so that the phrase “the Existing Tranche and the New Tranche” appearing therein is replaced by the phrase “the Existing Tranche and the New Tranche or Tranche B, as the case may be”.

3.20              Clause 14.2 (Insured amounts). Clause 14.2 of the Agreement is amended so that (i) the phrase “the Existing Tranche and the New Tranche” appearing therein is replaced by the phrase “the Existing Tranche and the New Tranche or Tranche B, as the case may be” and (ii) the phrase “For Existing Tranches and New Tranches” at the beginning of the second sentence thereof is replaced by the phrase “For Existing Tranches and New Tranches and Tranche B”.

3.21              Clause 16.1 (Representations and warranties). Clause 16.1 of the Agreement is amended so that all references therein to “Shipowning Companies” shall be replaced by references to “Continuing Shipowning Companies”.

3.22              Clause 16.2 (Repetition). Clause 16.2 of the Agreement is amended to read in its entirety as follows:

“16.2      Repetition. These representations and warranties shall be deemed to be made on the date hereof and shall be deemed repeated on the Drawdown Date, on the Advance B Drawdown Date, and on the date of each Compliance Certificate until the Indebtedness has been fully repaid except for those contained in Clauses 16.1.5, 16.1.6 and 16.1.7, which shall be deemed repeated only on the

Drawdown Date and on the Advance B Drawdown Date. In respect of the Advance B Drawdown Date, the reference in Clause 16.1.7 to “SNSA’s 20-F filing with the United States Securities and Exchange Commission made on 31 May 2005 relating to its fiscal year ending 30 November 2004, the press release issued on 19 July 2005 in connection with SNSA’s second quarter financial results and in the press release issued on 4 October 2005, in connection with SNSA’s third quarter financial results,” shall be replaced by reference to “SNSA’s 20-F filing with the United States Securities and Exchange Commission made on 31 May 2006 relating to its fiscal year ending 30 November 2005, the press release issued on 6 April 2006 in connection with SNSA’s first quarter financial results and in the press release issued on 6 July 2006, in connection with SNSA’s second quarter financial results,”

3.23              Clause 17.1 (Undertakings). Clause 17.1 of the Agreement is amended so that all references therein to “Shipowning Companies” shall be replaced by references to “Continuing Shipowning Companies”.

3.24              Clause 18.1.5 (Events of Default – Cross-default/Borrower). Clause 18.1.5 of the Agreement is amended by the deletion of the phrase “(including under the Loan Agreement referred to in Clause above)”.

3.25              Schedules.

(a)       Schedule 6 (Repayment Schedules) is amended by the addition thereto of the repayment schedule in respect of Tranche B attached to this Amendment as Schedule 6.

(b)       Schedule 7 (Form of Parent Companies Guarantee) is replaced in its entirety by Schedule 7 to this Amendment and from the date of the signature of the Parent Companies Guarantee in such form, all references in the Agreement to Parent Companies Guarantee shall be to such newly executed Parent Companies Guarantee.

(c)       Schedule 8 (Form of Continuing Shipowning Companies Guarantee) is replaced in its entirety by Schedule 8 to this Amendment and from the date of the signature of the Continuing Shipowning Companies Guarantee in such form, all references in the Agreement to Continuing Shipowning Companies Guarantee shall be to such newly executed Continuing Shipowning Companies Guarantee.

(d)       Schedule 9 (Form of Intermediate Companies Undertaking) is replaced in its entirety by Schedule 9 to this Amendment and from the date of the signature of the Intermediate Companies Undertaking in such form, all references in the Agreement to the Intermediate Companies Undertaking shall be to such newly executed Intermediated Companies Undertaking.

(e)       Schedule 10 (Form of Insurances Assignment) is replaced in its entirety by Schedule 10 to this Amendment and from the date of the signature of the Insurances Assignment in such form, all references in the Agreement to Insurances Assignment shall be to such newly executed Insurances Assignment.

(f)        Schedule 11 (Form of Earnings Assignment) is replaced in its entirety by Schedule 11 to this Amendment and from the date of the signature of the Earnings Assignment in such form, all references in the Agreement to Earnings Assignment shall be to such newly executed Earnings Assignment.

(g)       Schedule 12 (Form of Mortgage and Deed of Covenants) is replaced in its entirety by Schedule 12 to this Amendment and from the date of the signature of the Mortgages and Deeds of Covenants in such form, all references in the Agreement to the Mortgages and Deeds of Covenant shall be to such newly executed Mortgages and Deeds of Covenant.

4.                  OTHER PROVISIONS REMAIN EFFECTIVE

4.1                Except as specifically set forth in Clause 3 of this Amendment, the Loan Agreement shall remain valid and effective in accordance with its terms.

5.                  EFFECTIVE DATE AND DRAWDOWN OF ADVANCE B

5.1                Conditions precedent to effectiveness. The amendments to the Agreement contained in Clause 3 of this Amendment shall become effective as of the date on which each of the parties hereto has duly signed this Amendment and all of the conditions precedent set forth on Schedule 1 hereto have been satisfied.

5.2                Advance B Drawdown Notice. The Borrower shall not be entitled to deliver the Advance B Drawdown Notice until the amendments to the Agreement contained in Clause 3 of this Amendment have become effective as contemplated in Clause 5.1 above. The Advance B Draw-

down Notice shall be in the form attached to this Amendment as Schedule 2 and shall request the drawing of the full amount of Advance B. The Advance B Drawdown Notice shall be received by the Lender no later than 10 a.m. Copenhagen time three (3) Banking Days prior to the proposed Advance B Drawdown Date.

5.3                Disbursement of the Advance B. Subject to the terms of the Agreement, the Lender shall disburse Advance B to the Borrower on the Advance B Drawdown Date by paying the proceeds thereof, less any fees permitted to be deducted therefrom, to the Borrower’s account as specified in the Advance B Drawdown Notice.

6.                  LAW AND JURISDICTION

6.1                Law. This Amendment shall be governed by Danish law.

6.2                Main jurisdiction. Any dispute arising out of or in connection with this Amendment shall be settled by the Maritime and Commercial Court in Copenhagen (Sø- og Handelsretten i København). This shall, however, not limit the right of the Lender to initiate proceedings against the Borrower, any of its assets or any of the Securities in any other competent jurisdiction. Any decision of the Maritime and Commercial Court in Copenhagen, Denmark may be appealed to the Danish Supreme Court.

The parties have entered into this Amendment on the date set forth in the beginning of this Amendment.

As Borrower,

Stolt Tankers Finance B.V:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

As Lender:

Danish Ship Finance A/S
(Danmarks Skibskredit A/S):

Signature:	/s/ Erik I. Lassen	/s/ Lene Skadborg
Print Name:	Erik I. Lassen	Print name: Lene Skadborg
Capacity:	Senior VP	Capacity: Ass. VP

As joint and several guarantors (selvskyldnerkautionister)

The Parent Companies:

Stolt-Nielsen S.A.:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt-Nielsen Transportation Group Ltd., Liberia:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt-Nielsen Transportation Group Ltd., Bermuda:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt-Nielsen Investments N.V.:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt-Nielsen Holdings B.V.:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt-Nielsen Transportation Group B.V.:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

The Continuing Shipowning Companies:

Stolt Achievement B.V.		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Concept B.V.:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Confidence B.V.:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Creativity B.V.:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Efficiency B.V.:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Effort B.V.:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Innovation B.V.:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Inspiration B.V.:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

For the purpose of Article 1 of the Protocol to the Brussels Convention of 1968 on, inter alia, the enforceability of foreign court awards, Stolt-Nielsen S.A. expressly and specifically accepts the jurisdiction clause contained in Clause 6.2 of this Agreement.

Stolt-Nielsen S.A.:		Witnessed by:

Signature:	/s/ Walter Lion	/s/ Lauren Cramer
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Schedule 1

CONDITIONS PRECEDENT

In this Schedule 2, where certified copies are required, the copies provided should be certified as true copies by a lawyer, a company director or the company secretary of the relevant entity.  If an original document has been accepted by the Lender, in its discretion, in the form of a PDF or faxed copy of the original, then the original shall be transmitted to the Lender as promptly as possible.

PART A

ON OR PRIOR TO THE SIGNING OF THE AGREEMENT

1.           CORPORATE DOCUMENTS

(a)        The Borrower

(i)        Certified copies of certificate of incorporation, articles of association and by-laws of the Borrower or a certificate confirming that there have been no changes to such documents as they were provided to the Lender in connection with the closing of the Loan Agreement on 27 October 2005;

(ii)       Certified copies of minutes from a meeting of the board of directors of the Borrower approving the Borrower’s entering into of Amendment No. 2 to the Agreement and each of the Security Documents to which the Borrower is a party;

(iii)      Certified copies of minutes of a meeting of shareholders of the Borrower approving the Borrower’s entering into of Amendment No. 2 to the Agreement and each of the Security Documents to which the Borrower is a party, if such shareholders’ meeting is a requirement for the Borrower;

(iv)      A specimen of the signature of each person authorised on behalf of the Borrower to execute Amendment No. 2 to the Agreement and any of the Security Documents to which the Borrower is a party and to send any document or notice in connection with the Agreement or any of the Security Documents to which the Borrower is a party.

(v)       To the extent necessary, original powers of attorney issued by the Borrower in favour of any person executing Amendment No. 2 to the Agreement or any of the Security Documents to which the Borrower is a party.

(b)        Each of the Guarantors

(i)        Certified copies of each such companies’ certificate of incorporation, articles of association and by-laws or, except in respect of Stolt Achievement B.V., a certificate confirming that there have been no changes to such documents as they were provided to the Lender in connection with the closing of the Loan Agreement on 27 October 2005;

(ii)       Certified copies of minutes from a meeting of the board of directors of each such company approving such company’s signing of Amendment No. 2 to the Agreement and entering into of each of the Security Documents to which such company is a party;

(iii)      Certified copies of minutes of a meeting of shareholders of such company approving such company’s signing of Amendment No. 2 to the Agreement and entering into of each of the Security Documents to which such Company is a party, if such shareholders’ meeting is a requirement for such company;

(iv)      A specimen of the signature of each person authorised on behalf of each such company to execute Amendment No. 2 to the Agreement and any of the Security Documents to which such company is a party and to send any document or notice in connection with the Agreement or any of the Security Documents to which such company is a party.

(v)       To the extent necessary, original powers of attorney issued by such company in favour of any person executing Amendment No. 2 to the Agreement or any of the Security Documents to which such company is a party.

2.          AMENDMENT NO. 2 TO THE AGREEMENT AND SECURITY DOCUMENTS

(a)        Original Amendment No. 2 to the Agreement (together with Schedules) duly executed by all parties thereto.

(b)        Original Parent Companies Guarantee in the form attached as Schedule 7 to this Amendment duly executed by all parties thereto.

(c)                        Original Continuing Shipowning Companies Guarantee in the form attached as Schedule 8 to this Amendment duly executed by all parties thereto.

(d)                       Original Intermediate Companies Undertaking in the form attached as Schedule 9 duly executed by all parties thereto.

(e)                        Original Insurances Assignment securing all Tranches in the form attached as Schedule 10 duly executed by all parties thereto.

(f)                          Original Earnings Assignment securing all Tranches in the form attached as Schedule 11 duly executed by all parties thereto.

(g)                       Original Mortgage and Deed of Covenants in respect of each Continuing Vessel securing all Tranches in the form attached as Schedule 12 duly executed by all parties thereto.

3.         MS STOLT ACHIEVEMENT DOCUMENTATION

(a)                           Evidence that MS Stolt Achievement is registered with the Cayman Islands Ship Register in the name of Stolt Achievement B.V. and that MS Stolt Achievement is free of any registered mortgages and encumbrances, other than the Mortgage in favour of the Lender.

(b)                          Certified copies of (i) clean class certificate and (ii) tonnage certificate for MS Stolt Achievement.

(c)                           Evidence that the insurances required to be taken out pursuant to Clause 14 of the Agreement in respect of MS Stolt Achievement have been taken out and are in full force and effect.

(d)                          A certified copy of each charter to which M/S Stolt Achievement is subject.

(e)                           A certified copy of the Stolt Tanker Joint Service Agreement or a certificate confirming that there have been no changes to such document as it was provided to the Lender in connection with the closing of the Loan Agreement on 27 October 2005.

4.         PERFECTION OF SECURITY ARRANGEMENTS

(a)                           Evidence that the Insurances Assignment has been perfected in accordance with its terms by way of notice to the insurers and that loss payable and mortgagee clauses will be included in the relevant insurances in favour of the Lender.

(b)                          Evidence that each Mortgage and Deed of Covenants has been duly registered with the Cayman Islands Ship Register with first priority.

5.                          LEGAL OPINIONS

(a)                           Original legal opinion from Luxembourg counsel in form and substance satisfactory to the Lender.

(b)                          Original legal opinion from Alan Winsor in respect of Liberian law in form and substance satisfactory to the Lender.

(c)                           Original legal opinion from Bermuda counsel in form and substance satisfactory to the Lender.

(d)                          Original legal opinion from Netherlands Antilles counsel in form and substance satisfactory to the Lender.

(e)                           Original legal opinion from Dutch counsel in form and substance satisfactory to the Lender.

(f)                             Original legal opinion from Cayman Islands counsel in form and substance satisfactory to the Lender.

(g)                          Original legal opinion from Kromann Reumert, Danish counsel to the Lender, in form and substance satisfactory to the Lender.

6.                          MISCELLANEOUS

(a)                        Such additional documents, opinions, certificates, authorisations or assurances as the Lender may reasonably require; provided however, that any such additional material is requested from the Borrower at least three days prior to the Advance B Drawdown Date.

7           LENDER DOCUMENTS

(a)                           Notice of Release and Reassignment of Insurances for each Continuing Vessel.

(b)                          Memorandum of discharge of each existing mortgage in favour of the Lender over the Continuing Vessels.

(c)                           Evidence of the signing powers of the persons signing this Amendment and the Security Documents to which the Lender is a party on behalf of the Lender.

Schedule 2

FORM OF ADVANCE B DRAWDOWN NOTICE

From:	Stolt Tankers Finance B.V., Westerlaan 5, 3016 CK Rotterdam, The Netherlands

To:	Danish Ship Finance A/S (Danmarks Skibskredit A/S), Sankt Annæ Plads 3, DK-1250 Copenhagen K, Denmark

Dated:	20 July 2006

Dear Sirs,

LOAN AGREEMENT- USD 225,779,737.18 EXISTING FINANCING, USD 100,000,000 NEW FINANCING TOP UP TERM LOAN, AND USD 55,000,000 ADDITIONAL ADVANCE – ADVANCE B DRAWDOWN NOTICE

We refer to the loan agreement dated 27 October 2005 (as amended by Amendment No. 1 thereto dated 26 June 2006 and Amendment No. 2 thereto dated 19 July 2006, the “Agreement”) between Stolt Tankers Finance B.V., as Borrower and Danish Ship Finance A/S (Danmarks Skibskredit A/S) as Lender. Terms defined in the Agreement shall have the same meaning when used herein.

1.                             We hereby give the Advance B Drawdown Notice and request that Advance B in the amount of USD 55,000,000 (net of fees permitted to be deducted therefrom in accordance with the provisions of Clause 9 of the Agreement) be disbursed to account no. 40675715 in the name of Stolt Nielsen Transportation Group at Citibank N.A., New York, NY, Swift CITIUS33.

2.                             We confirm that

(a)                                       all applicable conditions precedent set forth in Clause 4.3 of the Agreement and all conditions precedent set forth on Schedule 2 to Amendment No. 2 to the Agreement have been fulfilled, or that if any document required by such conditions to be an original has been accepted by the Lender in the form of a PDF copy or fax copy of such original, then such original shall be transmitted to the Lender as promptly as possible;

(b)                                      the representations and warranties made in Clause 16 of the Agreement are true and correct on and as of the date hereof, as if made on and as of the date hereof;

(c)                                       the undertakings made in Clause 17 of the Agreement and the requirements as to insurance contained in Clause 14 of the Agreement have been complied with; and

(d)                                      no Event of Default or Potential Event of Default, has occurred and is continuing or will occur on the Drawdown Date.

3.                             We shall on demand pay and indemnify the Lender for all costs, losses and expenses incurred by the Lender (including, without limitation, Interest Breakage Costs, in the event that we, whether by reason or failure to satisfy any condition precedent or otherwise, fail to draw Advance B following the delivery of this Advance B Drawdown Notice.

4.                             This Advance B Drawdown Notice is irrevocable and unconditional.

Yours faithfully,

Stolt Tankers Finance B.V:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Schedule 3

[Intentionally omitted]

Schedule 4

[Intentionally omitted]

Schedule 5

[Intentionally omitted]

Schedule 6

TRANCHE B REPAYMENT SCHEDULE

Schedule 7

Parent Companies Guarantee

FORM OF PARENT COMPANIES GUARANTEE

GUARANTEE

(“SELVSKYLDNERKAUTION”)

THIS GUARANTEE, dated 19 July 2006 (the “Guarantee”) is made by the following companies (collectively, the “Guarantors”), as joint and several Guarantors:

(1)                                  Stolt-Nielsen S.A., a company duly incorporated and existing under the laws of the Grand Duchy of Luxembourg, with registered address at 23 avenue Monterey, L-2086 Luxembourg (“SNSA”);

(2)                                  Stolt-Nielsen Transportation Group Ltd, Liberia, a company duly incorporated and existing under the laws of Liberia, with registered address at 80 Broad Street, Monrovia, Liberia (“SNTG-LIB”);

(3)                                  Stolt-Nielsen Transportation Group Ltd., Bermuda, a Bermuda an exempted limited liability company with registered address at Clarendon House, 2 Church Street, Hamilton HM11 Bermuda (the “SNTG-BER”);

(4)                                  Stolt-Nielsen Investments N.V., a Netherlands Antilles limited liability company with registered address at De Ruyterkade, Curacao, Netherlands Antilles (the “SNI”);

(5)                                  Stolt-Nielsen Holdings B.V., a Dutch limited liability company with registered address at Westerlaan 5, 3016 CK Rotterdam, The Netherlands (the “SNH”);

(6)                                  Stolt-Nielsen Transportation Group B.V., a Dutch limited liability company with registered address at Westerlaan 5, 3016 CK Rotterdam, The Netherlands (the “SNTG BV”);

in favour of Danish Ship Finance A/S (Danmarks Skibskredit A/S) (the “Lender”). Capitalised terms used herein and not otherwise defined herein shall have the meaning set forth in the Loan Agreement between Stolt Tankers Finance B.V. (the “Borrower”) and the Lender.

WHEREAS:

(A)                              The Loan Agreement. The Borrower and the Lender are parties to a USD 225,779,737.18 existing financing, USD 100,000,000 new financing top up term loan and USD 55,000,000 additional advance agreement dated 27 October 2005 and amended by Amendment No. 1 thereto dated 26 June 2006 and Amendment No. 2 thereto dated the date hereof (as so amended and as may be further amended from time to time, the “Loan Agreement”). Pursuant to Amendment No. 2 to the Loan Agreement, among other things, an additional advance in the amount of USD 55,000,000 will be made available by the Lender to the Borrower, Stolt Achievement B.V. will be added as a Continuing Shipowning Company and MS Stolt Achievement will be added as a Continuing Vessel.

(B)                                The Existing Guarantee. On 27 October 2005, each of the Guarantors executed a guarantee (the “Existing Guarantee”) pursuant to which it guaranteed on a joint and several basis, all of the Borrower’s obligations under the Loan Agreement (including, without limitation, the Borrower’s obligations to repay the Existing Tranches and the New Tranches).

(C)                                Corporate structure. The Borrower and each Continuing Shipowning Company is a 100 per cent owned subsidiary of SNTG BV, which is a 100 per cent owned subsidiary of SNH, which is a 100 per cent owned subsidiary of SNI, which is a 100 per cent owned subsidiary SNTG-BER, which is a 100 per cent owned subsidiary of SNTG-LIB, which is a 100 per cent owned subsidiary of SNSA.

(D)                               This Guarantee as a condition precedent. It is a condition precedent to the effectiveness of the amendments to the Loan Agreement made by Amendment No. 2 thereto and to the Lender’s obligation to make Advance B available to the Borrower under the Loan Agreement that each of the Guarantors executes and delivers this Guarantee.

NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and adequacy of which the Guarantors hereby acknowledge, each of the Guarantors hereby agrees as follows:

Each of the Guarantors hereby guarantees, jointly and severally (and jointly and severally with each of the Continuing Shipowning Companies which are guaranteeing the same obligations of the Borrower pursuant to the terms of a separate guarantee), in favour of the Lender, as selvskyldnerkautionist (as such term is defined pursuant to Danish law), the full and punctual payment and performance when due (whether at the stated maturity, upon acceleration or otherwise) of all amounts payable by, and all other obligations to be performed by, the Borrower under the Loan Agreement, whether now due or hereafter arising. However, for the purpose of this Guarantee only, all obligations of the Borrower to perform specific obligations (other than the obligation to make payments) shall be converted by the Lender into an obligation to pay an amount fixed by the Lender in its sole discretion. Consequently, the obligations of the Guarantors hereunder shall be limited to the payment of money amounts.

Upon failure by the Borrower to pay any amount as and when the same is due under the terms of the Loan Agreement, the Guarantors, forthwith on demand, shall pay the amount which the Bor-

rower failed to pay (together with any and all amounts due and payable by the Borrower as a result of such failure to pay), in immediately available funds and without set-off, deduction, withholdings or counterclaim at the place specified in the Loan Agreement.

The obligations of the Guarantors hereunder shall be irrevocable, unconditional and absolute without regard to:

a)                            any extensions, renewals, settlements, compromises, indulgences, waivers or releases in respect of any obligation of the Borrower or any other party under the Loan Agreement or under any of the Security Documents;

b)                           any modification or amendment of, or supplement to, the Loan Agreement;

c)                            any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower or any other party under the Loan Agreement;

d)                           any change in the corporate existence, structure or ownership of, or any insolvency, bankruptcy, reorganisation or other similar proceedings affecting the Borrower, any of the Guarantors, any of the Continuing Shipowning Companies or any other party to the Loan Agreement or any of the Security Documents or any of their respective assets; or

e)                            any invalidity or unenforceability (for any reason relating to or against the Borrower or any other party) of the Loan Agreement or any of the Security Documents or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or to reduce or otherwise limit the obligations of the Borrower or any other party under the Loan Agreement or the Security Documents.

The Guarantors’ obligations hereunder shall remain in full force and effect until the amounts payable by the Borrower under the Loan Agreement have been paid in full and all obligations of the Borrower thereunder have been performed in full. If, at any time, any amount paid by the Borrower under the Loan Agreement is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganisation of the Borrower or otherwise, the Guarantors’ obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had not been made.

In the event of the Borrower’s default under the Loan Agreement, the Guarantors shall promptly remedy such default.

The Guarantors waive any right they may have of first requiring the Lender to proceed against or enforce any security of, or claim payment from, the Borrower, any of the Continuing Shipowning Companies, any other party to any of the Security Documents or any other person.

Each of the Guarantors confirms that its rights of subrogation and rights to proceed against the Borrower (including without limitation the right to initiate legal proceedings against the Borrower and the right to claim recoveries from the Borrower’s estate), any of the Continuing Shipowning Companies, or any of the other Guarantors, and rights to enforce the Security Documents or any other security established in favour of the Lender are subordinated to the Lender’s rights against the Borrower, each of such other parties and  under the Security Documents. Each of the Guarantors agrees that it shall not exercise any such right unless either the Indebtedness has been paid in full or the Lender’s prior written approval (which may be given or withheld at the Lender’s discretion) is obtained.

Each of the Guarantors confirms that it holds free and unencumbered title to the shares in its direct subsidiary, as set forth in Whereas paragraph (C) and agrees and undertakes that it will not, without first having obtained the Lender’s prior written approval (which may be given or withheld at the Lender’s discretion), sell any of such shares or grant or allow a third party to obtain a security interest therein, or make or permit to be made any other changes to the structure of the SNSA Group as described in Whereas paragraph (C). Each of the Guarantors is aware of the guarantee of the Indebtedness provided by each of the Continuing Shipowning Companies and of the Intermediate Companies’ Undertaking entered into by SNTG-BER, SNI, SNH, and SNTG BV as contemplated by the Loan Agreement. Each of the Guarantors undertakes to perform its rights and duties as a holding company and shareholder with a view to enabling each of the other Guarantors, the Borrower, and each of the Continuing Shipowning Companies to comply with their guarantees and undertakings set forth in the Loan Agreement and each of the Security Documents.

This Guarantee is not assignable except, in whole or part, to any bank or financial institution which takes a participation in the Tranches outstanding under the Loan Agreement.

This Guarantee shall be governed by and construed according to Danish law.

Any dispute hereunder shall be settled by the Maritime and Commercial Court in Copenhagen, Denmark, with right of appeal to the Danish Supreme Court. This shall, however, not limit the right of the Lender to initiate proceedings against any of the Guarantors or any of their respective assets in any other competent jurisdiction.

The obligations of the Guarantors under this Guarantee in respect of the Existing Tranches and New Tranches are a continuation without interruption of their respective obligations in respect of the Existing Tranches and New Tranches under the Existing Guarantee. Upon execution of this Guarantee by each of the Guarantors, the Existing Guarantee shall terminate and neither the Guarantors nor the Lender shall have any rights or obligations thereunder.

Signed, sealed, delivered and executed as a deed:

Stolt-Nielsen S.A.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt-Nielsen Transportation Group Ltd., Liberia		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

SIGNED as a DEED on behalf of
STOLT-NIELSEN TRANSPORTATION GROUP LTD, Bermuda
by Walter Lion being a person who is
acting under power of attorney granted by that company

Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt-Nielsen Investments N.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt-Nielsen Holdings B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt-Nielsen Transportation Group B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

For the purpose of Article 1 of the Protocol to the Brussels Convention of 1968 on inter alia the enforceability of foreign court awards, Stolt-Nielsen S.A. expressly and specifically accepts the jurisdiction clause contained in the last paragraph of the Guarantee.

Stolt-Nielsen S.A.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Schedule 8

Continuing Shipowning Companies Guarantee

FORM OF CONTINUING SHIPOWNING COMPANIES GUARANTEE

GUARANTEE

(“SELVSKYLDNERKAUTION”)

THIS GUARANTEE, dated 19 July 2006 (the “Guarantee”) is made by the following companies (collectively, the “Guarantors”), as joint and several Guarantors:

(1)                                  Stolt Achievement B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number                     ;

(2)                                  Stolt Concept B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341651;

(3)                                  Stolt Confidence B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341646;

(4)                                  Stolt Creativity B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341647;

(5)                                  Stolt Efficiency B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341659;

(6)                                  Stolt Effort B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341648;

(7)                                  Stolt Innovation B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341645;

(8)                                  Stolt Inspiration B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341658;

(each of the companies listed in 1 to 8 above being referred to herein as a “Guarantor” and, together, the “Guarantors”);

in favour of Danish Ship Finance A/S (Danmarks Skibskredit A/S) (the “Lender”). Capitalised terms used herein and not otherwise defined herein shall have the meaning set forth in the Loan Agreement (as defined below) between Stolt Tankers Finance B.V. (the “Borrower”) and the Lender.

WHEREAS:

(A)                              The Loan Agreement. The Borrower and the Lender are parties to a USD 225,779,737.18 existing financing, USD 100,000,000 new financing top up term loan and USD 55,000,000 additional advance agreement dated 27 October 2005 and amended by Amendment No. 1 thereto dated 26 June 2006 and Amendment No. 2 thereto dated the date hereof (as so amended and as may be further amended from time to time, the “Loan Agreement”). Pursuant to Amendment No. 2 to the Loan Agreement, among other things, an additional advance in the amount of USD 55,000,000 will be made available by the Lender to the Borrower, Stolt Achievement B.V. will be added as a Continuing Shipowning Company and MS Stolt Achievement will be added as a Continuing Vessel.  The Tranches made available to the Borrower under the Loan Agreement have been applied to the financing of the Continuing Vessels owned by each of the Guarantors.

(B)                                The Existing Guarantee. On 27 October 2005, each of the Guarantors (other than Stolt Achievement B.V.) executed a guarantee (the “Existing Guarantee”) pursuant to which it guaranteed on a joint and several basis, all of the Borrower’s obligations under the Loan Agreement (including, without limitation, the Borrower’s obligations to repay the Existing Tranches and the New Tranches).

(C)                                Corporate structure. Each of the Guarantors is a 100 per cent owned subsidiary of SNTG BV.

(D)                               This Guarantee as a condition precedent. It is a condition precedent to the effectiveness of the amendments to the Loan Agreement made by Amendment No. 2 thereto and to the Lender’s obligation to make Advance B available to the Borrower under the Loan Agreement that each of the Guarantors executes and delivers this Guarantee.

NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and adequacy of which the Guarantors hereby acknowledge, each of the Guarantors hereby agrees as follows:

Each of the Guarantors hereby guarantees, jointly and severally (and jointly and severally with each of the Parent Companies which are guaranteeing the same obligations of the Borrower pursuant to the terms of a separate guarantee), in favour of the Lender, as selvskyldnerkautionist (as such term is defined pursuant to Danish law), the full and punctual payment and performance when due (whether at the stated maturity, upon acceleration or otherwise) of all amounts payable by, and all other obligations to be performed by, the Borrower under the Loan Agreement, whether now due or hereafter arising.

Upon failure by the Borrower to pay any amount as and when the same is due under the terms of the Loan Agreement, the Guarantors, forthwith on demand, shall pay the amount which the Borrower failed to pay (together with any and all amounts due and payable by the Borrower as a result of such failure to pay), in immediately available funds and without set-off, deduction, withholdings or counterclaim at the place specified in the Loan Agreement.

The obligations of the Guarantors hereunder shall be irrevocable, unconditional and absolute without regard to:

a)                            any extensions, renewals, settlements, compromises, indulgences, waivers or releases in respect of any obligation of the Borrower or any other party under the Loan Agreement or under any of the Security Documents;

b)                           any modification or amendment of, or supplement to, the Loan Agreement;

c)                            any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower or any other party under the Loan Agreement;

d)                           any change in the corporate existence, structure or ownership of, or any insolvency, bankruptcy, reorganisation or other similar proceedings affecting the Borrower, any of the Guarantors, any of the Parent Companies, or any other party to the Loan Agreement or any of the Security Documents or any of their respective assets; or

e)                            any invalidity or unenforceability (for any reason relating to or against the Borrower or any other party) of the Loan Agreement or any of the Security Documents or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or to reduce or otherwise limit the obligations of the Borrower or any other party under the Loan Agreement or the Security Documents.

The Guarantors’ obligations hereunder shall remain in full force and effect until the amounts payable by the Borrower under the Loan Agreement have been paid in full and all obligations of the Borrower thereunder have been performed in full. If, at any time, any amount paid by the Borrower under the Loan Agreement is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganisation of the Borrower or otherwise, the Guarantors’ obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had not been made.

In the event of the Borrower’s default under the Loan Agreement, the Guarantors shall promptly remedy such default.

The Guarantors waive any right they may have of first requiring the Lender to proceed against or enforce any security of, or claim payment from, the Borrower, any of the Parent Companies, any other party to any of the Security Documents or any other person.

Each of the Guarantors confirms that its rights of subrogation and rights to proceed against the Borrower (including without limitation the right to initiate legal proceedings against the Borrower and the right to claim recoveries from the Borrower’s estate), any of the Parent Companies, or any of the other Guarantors, and rights to enforce the Security Documents or any other security established in favour of the Lender are subordinated to the Lender’s rights against the Borrower, each of such other parties and  under the Security Documents. Each of the Guarantors agrees that it shall not exercise any such right unless either the Indebtedness has been paid in full or the Lender’s prior written approval (which may be given or withheld at the Lender’s discretion) is obtained.

Each of the Guarantors has entered into the Mortgage and Deed of Covenants, the Earnings Assignment and the Insurances Assignment in respect of the Continuing Vessel owned by it. Each of the Guarantors undertakes and warrants in favour of the Lender that it will not, at any time during the Loan Period create or permit to exist any other encumbrance of any kind over the Continuing Vessel owned by it, its insurances, its other assets, its earnings or its income and, if any encumbrance arises by law, it shall promptly take all such action as may be necessary.

This Guarantee is not assignable except, in whole or part, to any bank or financial institution which takes a participation in the Tranches outstanding under the Loan Agreement.

This Guarantee shall be governed by and construed according to Danish law.

Any dispute hereunder shall be settled by the Maritime and Commercial Court in Copenhagen, Denmark, with right of appeal to the Danish Supreme Court. This shall, however, not limit the right of the Lender to initiate proceedings against any of the Guarantors or any of their respective assets in any other competent jurisdiction.

The obligations of the Guarantors under this Guarantee in respect of the Existing Tranches and the New Tranches are a continuation without interruption of their respective obligations in respect of the Existing Tranches and New Tranches under the Existing Guarantee. Upon execution of this Guarantee by each of the Guarantors, the Existing Guarantee shall terminate and neither the Guarantors nor the Lender shall have any rights or obligations thereunder.

Signed, sealed, delivered and executed as a deed:

Stolt Achievement B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Concept B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Confidence B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Creativity B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Efficiency B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Effort B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Innovation B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Inspiration B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Schedule 9

FORM OF INTERMEDIATE COMPANIES UNDERTAKING

INTERMEDIATE COMPANIES UNDERTAKING

THIS UNDERTAKING, dated 19 July 2006 (the “Undertaking”), is made by the following companies (collectively, the “Intermediate Companies”):

(1)                                  Stolt-Nielsen Transportation Group Ltd., Bermuda, a Bermuda an exempted limited liability company with registered address at Clarendon House, 2 Church Street, Hamilton HM11 Bermuda (the “SNTG-BER”);

(2)                                  Stolt-Nielsen Investments N.V., a Netherlands Antilles limited liability company with registered address at De Ruyterkade, Curacao, Netherlands Antilles (the “SNI”);

(3)                                  Stolt-Nielsen Holdings B.V., a Dutch limited liability company with registered address at Westerlaan 5, 3016 CK Rotterdam, The Netherlands (the “SNH”); and

(4)                                  Stolt-Nielsen Transportation Group B.V., a Dutch limited liability company with registered address at Westerlaan 5, 3016 CK Rotterdam, The Netherlands (the “SNTG BV”);

in favour of Danish Ship Finance A/S (Danmarks Skibskredit A/S) (the “Lender”). Capitalised terms used herein and not otherwise defined herein shall have the meaning set forth in the Loan Agreement between Stolt Tankers Finance B.V. (the “Borrower”) and the Lender.

WHEREAS:

(A)                              The Loan Agreement. The Borrower and the Lender are parties to a USD 225,779,737.18 existing financing, USD 100,000,000 new financing top up term loan and USD 55,000,000 additional advance agreement dated 27 October 2005 and amended by Amendment No. 1 thereto dated 26 June 2006 and Amendment No. 2 thereto dated the date hereof (as so amended and as may be further amended from time to time, the “Loan Agreement”). Pursuant to Amendment No. 2 to the Loan Agreement, among other things, an additional advance in the amount of USD 55,000,000 will be made available by the Lender to the Borrower, Stolt Achievement B.V. will be added as a Continuing Shipowning Company and MS Stolt Achievement will be added as a Continuing Vessel.

(B)                                The Existing Undertaking. On 27 October 2005, each of the Intermediate Companies entered into a document entitled Intermediate Companies Undertaking (the “Existing Undertaking”) pursuant to which, among other things, the Intermediate Companies made certain undertakings in favour of the Lender in connection with the Loan Agreement.

(C)                                Corporate structure. The Borrower and each Continuing Shipowning Company is a 100 per cent owned subsidiary of SNTG BV, which is a 100 per cent owned subsidiary of SNH, which is a 100 per cent owned subsidiary of SNI, which is a 100 per cent owned subsidiary SNTG-BER, which is a 100 per cent owned subsidiary of SNTG-LIB, which is a 100 per cent owned subsidiary of SNSA.

(D)                               This Undertaking as a condition precedent. It is a condition precedent to the effectiveness of the amendments to the Loan Agreement made by Amendment No. 2 thereto and to the Lender’s obligation to make Advance B available to the Borrower under the Loan Agreement that each of the Intermediate Companies executes and delivers this Undertaking.

Now, therefore, the parties hereto agree as follows:

1.                                      Defined terms. Capitalised terms used herein and not otherwise defined herein are used with the meanings ascribed to them in the Loan Agreement.

2.                                      SNSA Group structure. Each of the Intermediate Companies represents and warrants that the corporate structure of the SNSA Group is as set forth in Whereas Clause C and undertakes that it will not take any action or permit any action to be taken that would result in a change to such SNSA Group corporate structure.

3.                                      The Loan Agreement. Each of the Intermediate Companies has signed the Loan Agreement and each of Amendment No. 1 and Amendment No. 2 thereto as a Parent Company Guarantor. Each of the Intermediate Companies has made certain representations and warranties and undertakings in favour of the Lender under the Loan Agreement. Each of the Intermediate Companies represents and warrants in favour of the Lender that, to the best of its knowledge, there is no misstatement of information or omission of information which makes any statement contained in the Loan Agreement false or misleading.

4.                                      Additional undertakings. In addition to the representations and warranties and undertakings made by each of the Intermediate Companies as Guarantors under the Loan Agreement, each of the Intermediate Companies represents, warrants and undertakes in favour of the Lender as follows:

(i)                                    No encumbrances: No pledge or other security interest exists, and no pledge or other security interest will be created or permitted to exist, in respect of the shares owned by it in any company in the SNSA Group or in respect of any dividend payments made or to be made by any company in the SNSA Group to it; and if any such pledge or other security interest is notified to any of the Intermediate Companies in respect of its own shares, it will immediately notify the Lender thereof. SNTG-LIB also makes the representation, warranty and undertaking con-

tained in this Clause 4(i) to the extent set forth above its signature on the signature pages to this Undertaking.

(ii)                                 Intermediate Companies’ debt: It has neither incurred, secured or guaranteed and will not incur, secure or guarantee, any debt except for debt between it and other companies in the SNSA Group and debt which is either subordinated to or ranks pari-passu with the Indebtedness; provided, however, that, for the avoidance of doubt, all of the security provided in favour of the Lender pursuant to the Security Documents shall secure only the Indebtedness.

(iii)                              Subordination: All of its present or future claims against the Borrower, any of the Continuing Shipowning Companies, SNSA, SNTG-LIB, or any of the other Intermediate Companies, are and shall remain fully subordinated to the claims of the Lender under the Loan Agreement and the Security Documents.

(iv)                             Avoid Events of Default: It will not take, or cause or permit to be taken, any action, which may give rise to an Event of Default or a Potential Event of Default under the Loan Agreement, including, without limitation, interfering with the Earnings of any of the Continuing Vessels or any other income of any of the Continuing Shipowning Companies or the Borrower in any manner which could or may hinder or prevent the Borrower from making any of the payments required to be made by it under the Loan Agreement.

(v)                                Creditors meetings: It will arrange for the Lender to be represented during any meetings held by it with any group (minimum 2) of its or their creditors.

(vi)                             No obstruction: It will not do anything which may obstruct or delay the exercise of any of the Lender’s rights under the Loan Agreement, this Undertaking or any of the other Security Documents before or after any Event of Default has occurred.

(vii)                          Further assurances. It will generally do or procure to be done all things and acts and enter into any documents and provide any such information as in the Lender’s opinion may be reasonably necessary or advisable in order to secure the Lender’s rights under the Loan Agreement, this Undertaking and any of the other Security Documents and it will do and cause to be done such things as the Lender, in its reasonable opinion, may deem necessary in order to manage the Lender’s rights under the Loan Agreement, this Undertaking and any of the other Security Documents.

5.                                      Joint and several obligations. The obligations of the Intermediate Companies hereunder are joint and several.

6.                                      Governing law and jurisdiction. This Undertaking shall be governed by Danish law and any dispute arising hereunder, shall be settled by the Maritime and Commercial Court in Copenhagen with right of appeal to the Danish Supreme Court. The Lender may enforce any of its rights under this Undertaking directly against the Intermediate Companies in accordance with the principles contained in the Danish Act on Civil Procedure, sec. 478,1.

7.                                      The Existing Undertaking. The obligations of the Intermediate Companies under this Undertaking in respect of the Existing Tranches and New Tranches and the Continuing Shipowning Companies (other than Stolt Achievement B.V.) are a continuation without interruption of their respective obligations in respect of the Existing Tranches and New Tranches and the Continuing Shipowning Companies (other than Stolt Achievement B.V.) under the Existing Undertaking. Upon execution of this Undertaking by each of the Intermediate Companies, the Existing Undertaking shall terminate and neither the Intermediate Companies nor the Lender shall have any rights or obligations thereunder.

In WITNESS whereof this Undertaking has been entered into on the day and in the year stated at the beginning of this Agreement and signed by the parties:

As Intermediate Companies,

Stolt-Nielsen Transportation Group Ltd., Bermuda:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt-Nielsen Investments N.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt-Nielsen Holdings B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt-Nielsen Transportation Group B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

SNTG-LIB is signing this Undertaking below for the purposes of undertaking in favour of the Lender, in line with the provisions of Clause 4(i) of the Undertaking that no pledge or other security interest exists, and no pledge or other security interest will be created or permitted to exist, in respect of the shares owned by it in any company in the SNSA Group or in respect of any dividend payments made or to be made by any company in the SNSA Group to it.

Stolt-Nielsen Transportation Group Ltd., Liberia:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

As Lender:

Danish Ship Finance A/S
(Danmarks Skibskredit A/S):

Signature:
Print Name:	Print name:
Capacity:	Capacity:

Schedule 10

FORM OF INSURANCES ASSIGNMENT

First Priority Assignment of Insurances

M/S Stolt Achievement

M/S Stolt Concept

M/S Stolt Confidence

M/S Stolt Creativity

M/S Stolt Efficiency

M/S Stolt Effort

M/S Stolt Innovation

M/S Stolt Inspiration

THIS ASSIGNMENT OF INSURANCES, dated 19 July 2006 (the “Insurances Assignment”) is made by each of the following companies (collectively, the “Continuing Shipowning Companies”):

(1)           Stolt Achievement B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number                            ;

(2)           Stolt Concept B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341651;

(3)           Stolt Confidence B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341646;

(4)           Stolt Creativity B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341647;

(5)           Stolt Efficiency B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341659;

(6)           Stolt Effort B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341648;

(7)           Stolt Innovation B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341645;

(8)           Stolt Inspiration B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341658;

in favour of Danish Ship Finance A/S (Danmarks Skibskredit A/S), Sankt Annæ Plads 3, DK-1250 Copenhagen K, Denmark (the “Lender”).

WHEREAS:

(A)          The Loan Agreement. Stolt Tankers Finance B.V. (the “Borrower”) and the Lender are parties to a USD 225,779,737.18 existing financing, USD 100,000,000 new financing top up term loan and USD 55,000,000 additional advance agreement dated 27 October 2005 and amended by Amendment No. 1 thereto dated 26 June 2006 and Amendment No. 2 thereto dated the date hereof (as so amended and as may be further amended from time to time, the “Loan Agreement”). Pursuant to Amendment No. 2 to the Loan Agreement, among other things, an additional advance in the amount of USD 55,000,000 will be made available by the Lender to the Borrower, Stolt Achievement B.V. will be added as a Continuing Shipowning Company and MS Stolt Achievement will be added as a Continuing Vessel.  The Tranches made available to the Borrower under the Loan Agreement have been applied to the financing of the Continuing Vessels owned by each of the Continuing Shipowning Companies.

(B)           The Existing Insurances Assignment. On 27 October 2005, each of the Continuing Shipowning Companies (other than Stolt Achievement B.V.) executed an assignment of insurances (the “Existing Insurances Assignment”) pursuant to which it assigned in favour of the Lender all of the insurances in respect of the Continuing Vessel owned by it by way of security for its obligations under the guarantee dated 27 October 2005 (the “Existing Guarantee”) of the Borrower’s obligations under the Loan Agreement.

(C)           The Continuing Shipowning Companies Guarantee. On the date hereof, each of the Continuing Shipowning Companies is entering into a joint and several guarantee of all of the Borrower’s obligations under the Loan Agreement. Such guarantee replaces the Existing Guarantee and is herein referred to as the “Continuing Shipowning Companies’ Guarantee”.

(D)          This Insurances Assignment as a condition precedent. It is a condition precedent to the effectiveness of the amendments to the Loan Agreement made by Amendment No. 2 thereto and to the Lender’s obligation to make Advance B available to the Borrower under the Loan Agreement that each of the Continuing Shipowning Companies executes and delivers and perfects this Insurances Assignment.

NOW, THEREFORE, in consideration for the Lender having entered into the Loan Agreement and entering into Amendment No. 2 thereto each of the Continuing Shipowning Companies agrees as follows:

1.          Defined terms. Capitalised terms used herein and not otherwise defined herein are used with the meanings ascribed to them in the Loan Agreement.

2.          Assignment. As security for the fulfilment of any and all obligations that each of the Continuing Shipowning Companies may have towards the Lender now or at any time in the future pursuant to the Continuing Shipowning Companies’ Guarantee, each of the Continuing Shipowning Companies hereby irrevocably and unconditionally assigns to the Lender and grants to the Lender a first priority security interest and pledge over all of such Continuing Shipowning Companies’ rights, title and interest in and to:

(i)         all those policies, cover notes and contracts of insurance which are from time to time taken out or entered into in respect of the Continuing Vessel owned by such Continuing Shipowning Company, its earnings or otherwise howsoever and all renewals of or replacements for the same (jointly the “Insurances”);

(ii)        all claims, returns or premiums and other moneys and claims for moneys due and to become due under or in respect of the Insurances;

(iii)       all of such Continuing Shipowning Companies other rights under or in respect of the Insurances; and

(iv)       any proceeds, present or future, of any of the foregoing.

3.          Undertakings. Each of the Continuing Shipowning Companies undertakes immediately

(i)         to notify the relevant insurers and insurance brokers of this Insurances Assignment;

(ii)        to give such payment instructions and notices as the Lender may from time to time request;

(iii)       generally to do and cause to be done such things as the Lender may deem necessary or advisable in order to perfect or enforce this Insurances Assignment; and

(iv)       to arrange that the relevant insurers and insurance brokers sign a Notice of Assignment and, where relevant, name the Lender as co-assured and/or issue mortgagee interest clauses, in form and substance acceptable to the Lender.

4.          Payments of insurance indemnities. Each of the Continuing Shipowning Companies agrees that all payments in respect of the Insurances covering the Continuing Vessel owned by it, except for payments in respect of a Total Loss of such Continuing Vessel, may be paid by the relevant insurers directly to the relevant Continuing Shipowning Company except if (i) such damage involves a loss in excess of USD 1,000,000 or its equivalent (in which case the insurers shall not make such payment without first obtaining the Lender’s prior written consent) and except if (ii) the insurers have been notified by the Lender that any of the Continuing Shipowning Companies has defaulted under the Continuing Shipowning Companies’ Guarantee.

In the event of a Total Loss of a Continuing Vessel, all insurance payments in respect thereof shall be paid to the Lender.

5.          Continuing Shipowning Companies remain liable under the Insurances. Each of the Continuing Shipowning Companies shall remain liable under the Insurances to perform all of the obligations assumed by it thereunder. The Lender shall have no obligation or liability (including without limitation any obligation or liability with respect to the payment of premiums, calls or assessments) under the Insurances by reason of or arising out of this Insurances Assignment. Nor shall the Lender be required to perform any of the Continuing Shipowning Companies obligations under the Insurances or to make any payment or make any inquiry as to the nature or sufficiency of any payment received by the Lender or to present any claim or to take any other action to collect and/or enforce the payment of any amounts assigned to the Lender hereunder.

6.          Rights divisible. The rights hereunder are divisible and the Lender may choose only to exercise the rights in part. Should the Lender choose only to exercise the rights in part, this shall not in any way impede the Lender from exercising the remaining rights in the future.

7.          No satisfaction by intermediate payment; no prejudice. The Insurances Assignment shall not be satisfied by any intermediate payment of any amount secured by this Insurances Assignment or by any other security, which may be given to the Lender. Neither shall this Insurances Assignment be prejudiced or affected by any time or indulgence granted by the Lender to any Continuing Shipowning Company or any third party or by any invalidity in the Insurances Assignment, the Loan Agreement or any of the Security Documents or any other documents referred to therein.

8.          Event of Default. If an Event of Default occurs under the Loan Agreement, the Lender shall be entitled, without having to initiate legal proceedings and without having regard to the provisions laid down in law, to:

(i)         take all actions which the Lender may deem appropriate for the purpose of securing its rights under the Loan Agreement and the Security Documents; and

(ii)        manage, enforce, realise and/or take possession of the Insurances or any part thereof in the way the Lender may, in its sole discretion, find appropriate.

9.          Power of Attorney. Each of the Continuing Shipowning Companies hereby irrevocably appoints the Lender as its true and lawful attorney with respect to the actions mentioned above and with full power (in the name of such Continuing Shipowning Company) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for money due and to become due, to file any claim or to take any action or institute any proceedings which the Lender may deem necessary or advisable in order to perfect or enforce this Insurances Assignment, always provided that this power of attorney shall only be exercisable following the Lender’s declaration of an Event of Default under the Loan Agreement.

10.        Priority. The security hereby created is a first priority security and each of the Continuing Shipowning Companies undertakes not to create second priority security interests in respect of the Insurances assigned hereunder without the Lender’s prior written consent. Each of the Continuing Shipowning Companies also undertakes to make any and all registrations or filings necessary to be made in Denmark in order to perfect the Lender’s interests in the security.

11.        Release. Pursuant to Clause 7.4 of the Loan Agreement, in the event of a voluntary or mandatory final prepayment of the full amount of all Tranches in respect of any Continuing Vessel, subject always to Clause 7.2(b) of the Loan Agreement, this Insurances Assignment (to the extent only that it relates to the Continuing Vessel to which such Tranches are allocated) shall be released. In order to effect such partial release of this Insurances Assignment the Lender shall execute and deliver to the Borrower a release letter substantially in the form of Schedule 1 hereto.

12.        Governing law and jurisdiction. This Insurances Assignment shall be governed by Danish law and any dispute arising hereunder shall be settled by the Maritime and Commercial Court in Copenhagen with right of appeal to the Danish Supreme Court. Each of the Continuing Shipowning Companies agrees that the Lender’s rights against it according to this Insurances Assignment can be enforced directly against it according to the principles contained in the Danish Act on Civil Procedure, sec. 478,1.

13.        The Existing Insurances Assignment.  The obligations of the Continuing Shipowning Companies under this Insurances Assignment, to the extent that it secures the Continuing Shipowning Companies’ obligations under the Existing Guarantee, are a continuation without interruption of the Continuing Shipowners’ respective obligations under the Existing Insurances Assignment. Upon execution of this Insurances Assignment by each of the Continuing Shipowning Companies, the Existing Insurances Assignment shall terminate and neither the Continuing Shipowning Companies nor the Lender shall have any rights or obligations thereunder.

In WITNESS whereof this Insurances Assignment has been entered into on the day and in the year stated at the beginning of this Insurances Assignment and signed by the parties:

Stolt Achievement B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Concept B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Confidence B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Creativity B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Efficiency B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Effort B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Innovation B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Inspiration B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

As Lender:

Danish Ship Finance A/S
(Danmarks Skibskredit A/S):

Signature:
Print Name:	Print name:
Capacity:	Capacity:

Schedule 1

 FORM OF PARTIAL RELEASE LETTER

From:	Danish Ship Finance A/S (Danmarks Skibskredit A/S), Sankt Annæ Plads 3, DK-1250 Copenhagen K, Denmark

To:	[The relevant Released Shipowning Company], Westerlaan 5, 3016 CK Rotterdam, The Netherlands (the “Released Shipowning Company”)

cc:	Stolt-Nielsen Transportation Group Ltd., 800 Connecticut Avenue, 4th Floor East, Norwalk, CT 06854, U.S.A.

Dated:	[•]

Dear Sirs,

Re:       LOAN AGREEMENT- USD 225,779,737.18 EXISTING FINANCING, USD 100,000,000 NEW FINANCING TOP UP TERM LOAN AND USD 55,000,000 ADDITIONAL ADVANCE – PARTIAL RELEASE LETTER IN RESPECT OF M/S STOLT [•] (THE “RELEASED VESSEL”)

Gentlemen:

We refer to the loan agreement dated 27 October 2005 and amended by Amendment No. 1 thereto dated 26 June 2006 and Amendment No. 2 thereto dated 19 July 2006 (as so amended and as may be further amended from time to time, the “Loan Agreement”) between Stolt Tankers Finance B.V., as Borrower and Danish Ship Finance A/S (Danmarks Skibskredit A/S) as Lender and the related Insurances Assignment and Earnings Assignment each dated 19 July 2006 and entered into between Stolt Achievement B.V., Stolt Concept B.V., Stolt Confidence B.V., Stolt Creativity B.V., Stolt Efficiency B.V., Stolt Effort B.V., Stolt Innovation B.V., and Stolt Inspiration B.V., in favour of the Lender. Terms defined in the Loan Agreement shall have the same meaning when used herein.

In view of the full and final prepayment of the full amount of the Tranches in respect of the Released Vessel and as contemplated by Clause 7.4 of the Loan Agreement, the Lender hereby releases the Released Shipowning Company from its obligations under the Insurances Assignment and the Earnings Assignment and hereby terminates the Insurances Assignment and the Earnings Assignment to the extent only that such assignments relate to the Released Shipowning Company and the Released Vessel and hereby reassigns to the Released Shipowing Company the Insurances and the Earnings in respect of the Released Vessel only.

Upon the signature of this partial release letter by the Lender, the Released Shipowing Company and the Lender shall no longer have any rights or obligations one to the other under the Insurances Assignment or the Earnings Assignment.

The Lender hereby authorises the Released Shipowning Company to send such notices and take such action as it may deem to be necessary in order to notify any relevant insurer or broker of this partial release of the Insurances Assignment and to cancel any co-assured or loss payee or mortgagee interest clauses created in favour of the Lender in respect of the Insurances covering the Released Vessel pursuant to the terms of the Insurances Assignment. The Lender, at the Released Shipowning Company’s expense, shall execute and deliver to the brokers and/or the managers of any association or Club in which the Released Vessel may be entered, a notice of reassignment substantially in the form set out in Schedule 1 to this letter. The Lender, at the Released Shipowning Company’s expense shall execute and do all such other assurances, deeds, acts and things as the Released Shipowning Company may reasonably request in writing, delivered to the Lender on or prior to the date which is 90 days following the date hereof, in connection with discharges, releases and reassignments contained in this Release Letter.

Except as specifically set forth in this partial release letter and pursuant to any other partial release letters which the Lender has signed and delivered, the Insurances Assignment and the Earnings Assignment shall continue in full force and effect in accordance with their respective terms.

The letter shall be governed by and construed in accordance with Danish law.

Very truly yours,

Danish Ship Finance A/S (Danmarks Skibskredit A/S)

By:
Name:
Title:

Schedule 1 to Partial Release Letter

Notice of release and reassignment of insurances covering M/S Stolt [•]

We, Danish Ship Finance A/S (Danmarks Skibskredit A/S), HEREBY GIVE NOTICE that, pursuant to a letter of partial release dated [•] we have released and reassigned absolutely to [Released Shipowing Company] all our right, title and interest in and to and all benefit of all policies and contracts of insurance whatsoever and all entries of the ship M/S Stolt [•] in any protection and indemnity and war risks association which were at any time whatsoever or are now effected including all proceeds and profits thereof, all claims of whatever nature, returns of premium and all benefits thereunder and our right to negotiate and settle all claims thereunder in respect of an actual or constructive or arranged, agreed or compromised total loss which were assigned to us by an insurances assignment dated 19 July 2006.

Dated:

By:

Schedule 11

FORM OF EARNINGS ASSIGNMENT

First Priority Assignment of Earnings

M/S Stolt Achievement

M/S Stolt Concept

M/S Stolt Confidence

M/S Stolt Creativity

M/S Stolt Efficiency

M/S Stolt Effort

M/S Stolt Innovation

M/S Stolt Inspiration

THIS ASSIGNMENT OF EARNINGS, dated 19 July 2006 (the “Earnings Assignment”) is made by each of the following companies (collectively, the “Continuing Shipowning Companies”):

(1)           Stolt Achievement B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number                         ;

(2)           Stolt Concept B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341651;

(3)           Stolt Confidence B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341646;

(4)           Stolt Creativity B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341647;

(5)           Stolt Efficiency B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341659;

(6)           Stolt Effort B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341648;

(7)           Stolt Innovation B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341645;

(8)           Stolt Inspiration B.V., a Dutch limited liability company with registered office in Schiedam, The Netherlands and with offices at Westerlaan 5, 3016 CK Rotterdam, The Netherlands and with company registration number 24341658;

in favour of Danish Ship Finance A/S (Danmarks Skibskredit A/S), Sankt Annæ Plads 3, DK-1250 Copenhagen K, Denmark (the “Lender”).

WHEREAS:

(A)          The Loan Agreement. Stolt Tankers Finance B.V. (the “Borrower”) and the Lender are parties to a USD 225,779,737.18 existing financing, USD 100,000,000 new financing top up term loan and USD 55,000,000 additional advance agreement dated 27 October 2005 and amended by Amendment No. 1 thereto dated 26 June 2006 and Amendment No. 2 thereto dated the date hereof (as so amended and as may be further amended from time to time, the “Loan Agreement”). Pursuant to Amendment No. 2 to the Loan Agreement, among other things, an additional advance in the amount of USD 55,000,000 will be made available by the Lender to the Borrower, Stolt Achievement B.V. will be added as a Continuing Shipowning Company and MS Stolt Achievement will be added as a Continuing Vessel.  The Tranches made available to the Borrower under the Loan Agreement have been applied to the financing of the Continuing Vessels owned by each of the Continuing Shipowning Companies.

(B)           The Existing Earnings Assignment. On 27 October 2005, each of the Continuing Shipowning Companies (other than Stolt Achievement B.V.) executed an assignment of earnings (the “Existing Earnings Assignment”) pursuant to which it assigned in favour of the Lender all of the Earnings in respect of the Continuing Vessel owned by it by way of security for its obligations under the guarantee dated 27 October 2005 (the “Existing Guarantee”) of the Borrower’s obligations under the Loan Agreement.

(C)           The Continuing Shipowning Companies Guarantee. On the date hereof, each of the Continuing Shipowning Companies is entering into a joint and several guarantee of all of the Borrower’s obligations under the Loan Agreement. Such guarantee replaces the Existing Guarantee and is herein referred to as the “Continuing Shipowning Companies’ Guarantee”.

(D)          This Earnings Assignment as a condition precedent. It is a condition precedent to the effectiveness of the amendments to the Loan Agreement made by Amendment No. 2 thereto and to the Lender’s obligation to make Advance B available to the Borrower under the Loan Agreement that each of the Continuing Shipowning Companies executes and delivers and perfects this Earnings Assignment.

NOW, THEREFORE in consideration for the Lender having entered into the Loan Agreement and entering into Amendment No. 2 thereto each of the Continuing Shipowning Companies agrees as follows:

1.          Defined terms. Capitalised terms used herein and not otherwise defined herein are used with the meanings ascribed to them in the Loan Agreement.

2.          Assignment. As security for the fulfilment of any and all obligations that each of the Continuing Shipowning Companies may have towards the Lender now or at any time in the future pursuant to the Continuing Shipowning Companies’ Guarantee, each of the Continuing Shipowning Companies hereby irrevocably and unconditionally assigns to the Lender and grants to the Lender a first priority security interest and pledge over all of such Continuing Shipowning Companies’ rights, title and interest in and to:

(i)         any and all present and future charterparties, bills of lading and contracts of affreightment in respect of the Continuing Vessel owned by such Continuing Shipowning Company; and

(ii)        all earnings and moneys from time to time due or payable to us arising out of any present and future charterparties in respect of the Continuing Vessel owned by such Continuing Shipowning Company, bills of lading, contracts of affreightment, requisition or any other activities whatsoever of such Continuing Vessel, including but without limitation all claims for money, loss or damages arising out of the present or future use, chartering, operation or management of such Continuing Vessel.

3.          Payments. The Earnings Assignment implies inter alia that any and all payments of the earnings assigned in favour of the Lender pursuant to Clause 2 can only be made with releasing effect if made into such bank account as may from time to time be nominated by the Lender.

4.          Undertakings. Each of the Continuing Shipowning Companies undertakes immediately to give such payment instructions and notices and generally to do and cause to be done such things as the Lender may deem necessary or advisable in order to perfect or enforce this Earnings Assignment.

5.                             Rights divisible. The rights hereunder are divisible and the Lender may choose only to exercise the rights in part. Should the Lender choose only to exercise the rights in part, this shall not in any way impede the Lender from exercising the remaining rights in the future.

6.                             No satisfaction by intermediate payment; no prejudice. The Earnings Assignment shall not be satisfied by any intermediate payment of any amount secured by this Earnings Assignment or by any other security, which may be given to the Lender. Neither shall this Earnings Assignment be prejudiced or affected by any time or indulgence granted by the Lender to any Continuing Shipowning Company or any third party or by any invalidity in the Earnings Assignment, the Loan Agreement or any of the Security Documents or any other documents referred to therein.

7.                             Event of Default. If an Event of Default occurs under the Loan Agreement, the Lender shall be entitled, without having to initiate legal proceedings and without having regard to the provisions laid down in law, to:

(i)                           take all actions which the Lender may deem appropriate for the purpose of securing its rights under the Loan Agreement and the Security Documents; and

(ii)                        manage, enforce, realise and/or take possession of the earnings assigned pursuant to this Earnings Assignment and the contracts related thereto or any part thereof in the way the Lender, in its sole discretion, may find appropriate.

8.                             Priority. The security hereby created is a first priority security and each of the Continuing Shipowning Companies undertakes not to create second priority security interests in respect of the earnings assigned hereunder without the Lender’s prior written consent.

9.                             Perfection. Each of the Continuing Shipowning Companies undertakes to make any and all registrations or filings necessary to be made in Denmark in order to perfect the Lender’s interests in the security and to notify the counterparties to any contracts pursuant to which the earnings assigned hereunder arise and obtain a written acknowledgement and acceptance of this Earnings Assignment from such counterparties promptly upon the request of the Lender following the occurrence of an Event of Default under the Loan Agreement.

10.                       Power of Attorney. Each of the Continuing Shipowning Companies hereby irrevocably appoints the Lender as its true and lawful attorney with respect to the actions mentioned above and with full power (in the name of such Continuing Shipowning Company) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for money due and to become due, to file any claim or to take any action or institute any proceedings which the Lender may deem necessary or advisable in order to perfect or enforce this Earnings Assignment, always provided that this power of attorney shall only be exercisable following the Lender’s declaration of an Event of Default under the Loan Agreement.

11.                       Release. Pursuant to Clause 7.4 of the Loan Agreement, in the event of a voluntary or mandatory final prepayment of the full amount of all Tranches in respect of any Continuing Vessel, subject always to Clause 7.2(b) of the Loan Agreement, this Earnings Assignment (to the extent only that it relates to the Continuing Vessel to which such Tranches are allocated) shall be released. In order to effect such partial release of this Earnings Assignment the Lender shall execute and deliver to the Borrower a release letter substantially in the form of Schedule 1 to the Insurances Assignment entered into by the parties hereto on the date hereof.

12.                       Governing law and jurisdiction. This Earnings Assignment shall be governed by Danish law and any dispute arising hereunder shall be settled by the Maritime and Commercial Court in Copenhagen with right of appeal to the Danish Supreme Court. Each of the Continuing Shipowning Companies agrees that the Lender’s rights against it according to this Earnings Assignment can be enforced directly against it according to the principles contained in the Danish Act on Civil Procedure, sec. 478,1.

13.                    The Existing Earnings Assignment.  The obligations of the Continuing Shipowning Companies under this Earnings Assignment, to the extent that it secures the Continuing Shipowning Companies’ obligations under the Existing Guarantee, are a continuation without interruption of the Continuing Shipowners’ respective obligations under the Existing Earnings Assignment. Upon execution of this Earnings Assignment by each of the Continuing Shipowning Companies, the Existing Earnings Assignment shall terminate and neither the Continuing Shipowning Companies nor the Lender shall have any rights or obligations thereunder.

In WITNESS whereof this Earnings Assignment has been entered into on the day and in the year stated at the beginning of this Earnings Assignment and signed by the parties:

Stolt Achievement B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Concept B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Confidence B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Creativity B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Efficiency B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Effort B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Innovation B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

Stolt Inspiration B.V.:		Witnessed by:

Signature:
Print Name:	Walter Lion	Print name: Lauren Cramer
Capacity:	Attorney-in-fact

As Lender:

Danish Ship Finance A/S
(Danmarks Skibskredit A/S):

Signature:
Print Name:	Print name:
Capacity:	Capacity:

Schedule 12

[M/S STOLT CONCEPT]

FORM OF MORTGAGE AND DEED OF COVENANTS

DEED OF COVENANTS

BETWEEN	[Stolt Concept B.V.] (the “Owner” which expression shall include its successors and permitted assignees)

AND	Danish Ship Finance A/S (Danmarks Skibskredit A/S) (the Mortgagee which expression shall include its successors and assignees)

DATED	19 July 2006

COPENHAGEN    ÅRHUS    LONDON    BRUSSELS
KROMANN REUMERT, LAW FIRM
5 SUNDKROGSGADE, DK-2100 COPENHAGEN Ø, DENMARK, TEL. +45 70 12 12 11, FAX +45 70 12 13 11

CONTENTS

1.	DEFINITIONS AND CONSTRUCTION	2
2.	REPRESENTATIONS AND WARRANTIES	6
3.	COVENANT AND GUARANTEE TO PAY PRINCIPAL, INTEREST AND OTHER MONEYS	7
4.	MORTGAGE AND ASSIGNMENT OF THE MORTGAGED PREMISES	7
5.	COVENANTS	9
6.	POWERS OF MORTGAGEE TO PROTECT SECURITY AND REMEDY DEFAULTS	15
7.	EVENTS OF DEFAULT	15
8.	POWERS OF MORTGAGEE ON EVENT OF DEFAULT	16
9.	RECEIVER	18
10.	APPLICATION OF MONEYS	18
11.	CONTINUING SECURITY	19
12.	DELEGATION	20
13.	INDEMNITY AND COSTS	20
14.	POWER OF ATTORNEY	21
15.	FURTHER ASSURANCES	21
16.	NOTICES	22
17.	SEVERABILITY	22
18.	RELEASE OF EXISTING DEED OF COVENANTS	22
19.	GOVERNING LAW AND JURISDICTION	23

I

DEED OF COVENANTS

This Deed of Covenants (the “Deed”) is made on 19 July 2006 between:

(1)                                                    [Stolt Concept B.V.], Westerlaan 5, 3016 CK, Rotterdam, The Netherlands, (the “Owner”), and

(2)                                                    Danish Ship Finance A/S (Danmarks Skibskredit A/S), Sankt Annæ Plads 3, DK-1250 Copenhagen K, Denmark (the “Mortgagee”).

WHEREAS

(A)                                               Ownership of Ship. The Owner is the sole, absolute, legal and beneficial owner of sixty-four sixty-fourth shares in the Ship described in Clause 1.1 hereof.

(B)                                                 The Loan Agreement. Stolt Tankers Finance B.V., Westerlaan 5, 3016 CK, Rotterdam, The Netherlands (the “Borrower” which expression shall include its successors and assigns) and the Mortgagee are parties to a USD 225,779,737.18 existing financing, USD 100,000,000 new financing top up term loan and USD 55,000,000 additional advance agreement dated 27 October 2005 and amended by Amendment No. 1 thereto dated 26 June 2006 and Amendment No. 2 thereto dated the date hereof (as so amended and as may be further amended from time to time, the “Loan Agreement”). Stolt-Nielsen S.A. (“SNSA”), Stolt-Nielsen Transportation Group Ltd., Liberia (“SNTG-LIB”), Stolt-Nielsen Transportation Group Ltd., Bermuda (“SNTG-BER”), Stolt-Nielsen Investments N.V. (“SNI”), Stolt-Nielsen Holdings B.V. (“SNH”), Stolt-Nielsen Transportation Group B.V. (“SNTG BV”), the Owner and the Sister Companies (as defined below) have agreed, irrevocably, unconditionally and as debtors for own debt, to guarantee the Borrower’s full and timely performance of all obligations under the Loan Agreement. The guarantee entered into by SNSA, SNTG-LIB, SNTG-BER, SNI, SNH and SNTG is referred to as the “Parent Companies Guarantee” and the guarantee entered into by Owner and the Sister Companies is referred to as the “Continuing Shipowning Companies’ Guarantee”.

(C)                                                 The Assignments of Earnings and Insurances. Pursuant to the terms of the Loan Agreement, the Owner and the Sister Companies are required to enter into an assignment of Earnings and an assignment of Insurances pursuant to which the Owner assigns the Earnings and the Insurances in respect of the Ship and the Sister Companies assign the

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Earnings and the Insurances in respect of the ships owned by each of them to the Mortgagee by way of security for the Owner’s and the Sister Companies obligations under the Continuing Shipowning Companies’ Guarantee. Such assignment of Earnings and such assignment of Insurances are referred to herein as the “Assignment of Earnings” and the “Assignment of Insurances”, respectively.

(D)                                                The Statutory Mortgage. The Loan Agreement provides (inter alia) that there should be executed in favour of the Mortgagee a Mortgage of the said Ship to secure (inter alia) all sums of money (all “Indebtedness” as defined in the Loan Agreement) from time to time owing to the Mortgagee under the Loan Agreement and under the aforesaid Continuing Shipowning Companies Guarantee. There has contemporaneously with the execution of this Deed been executed by the Owner in favour of the Mortgagee a Statutory Mortgage in account current form constituting a first priority Mortgage of sixty-four sixty-fourth shares in the said Ship.

(E)                                                  Deed as supplement to Mortgage. This Deed is supplemental to the Mortgage aforesaid and to the security thereby created.

NOW THIS DEED WITNESSETH AND IT IS HEREBY AGREED as follows:

1.                                                       DEFINITIONS AND CONSTRUCTION

1.1                                                 Definitions. In this Deed unless the context otherwise requires:

“Approved Brokers” means such firm of insurance brokers, appointed by the Owner, as may from time to time be approved in writing by the Mortgagee for the purposes of this Deed;

“Banking Day” means any day on which banks and foreign exchange markets are open for the transaction of business in New York, London, and Copenhagen;

“Dollars” and “$” means the lawful currency of the United States of America;

“Earnings” means all monies whatsoever from time to time due or payable to the Owner during the Security Period arising out of the use or operation of the Ship including (but without limiting the generality of the foregoing) all freight, hire and passage monies, compensation in the event of requisition of the Ship for hire, remuneration for salvage and towage services, demurrage and detention monies, and damages for breach (or

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payments for variation or termination) of any charterparty or other contract for the employment of the Ship;

“Expenses” means the aggregate at any relevant time (to the extent that the same have not been received or recovered by the Mortgagee or any Receiver) of

a)                                    all losses, liabilities, costs, charges, expenses and outgoings of whatever nature (including without limitation) taxes, stamp duty, registration fees and insurance premiums (suffered, incurred or paid by the Mortgagee or any Receiver in connection with the exercise of the powers referred to in this Deed or otherwise) payable by the Owner in accordance with Clause 13; and

b)                                   interest on all such losses, liabilities, charges, costs, expenses and outgoings from the date on which the same was suffered, incurred or paid by the Mortgagee or any Receiver until the date of receipt or the recovery thereof (whether before or after judgment) at a rate per annum equal to the aggregate of 2 (two) per cent and the cost to the Mortgagee or such Receiver (as the case may be) of funding the amount in question (as conclusively certified by the Mortgagee or such Receiver as the case may be);

“Insurances” means all policies and contracts of insurance (which expression includes all entries of the Ship in a protection and indemnity or war risks association) from time to time during the Security Period taken out or entered into by or for the benefit of the Owner in respect of the Ship, her Earnings or otherwise howsoever in connection with the Ship and all benefits thereof (including claims of whatsoever nature and return of premiums);

“Loan” means the principal amount advanced by the Mortgagee to the Borrower pursuant to the Loan Agreement or, as the context may require, the amount thereof for the time being outstanding;

“Loss Payable Clauses” means the provisions regulating the manner of payment of sums receivable under the Insurances which are to be incorporated in the relevant insurance documents, such Loss Payable Clauses to be in the form set out in Schedule I or in such other form as may from time to time be agreed in writing by the Mortgagee;

“Mortgage” means the statutory mortgage mentioned in Recital (C) hereto;

“Mortgaged Premises” means:

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a)                         the Ship,

b)                        the Insurances,

c)                         the Earnings, and

d)                        any Requisition Compensation;

“Loan Agreement” means the Loan Agreement dated 27 October 2005, as amended on 26 June 2006 and on the date hereof as mentioned in Recital (B) hereto;

“Outstanding Indebtedness” means the aggregate of the Indebtedness as determined by the Mortgagee, including all outstanding principal amounts, all interest accrued and accruing thereon, the Expenses and all other sums of money from time to time owing to the Mortgagee (whether the same shall be due and payable or not) under the Security Documents or any of them;

“Person” includes any body of persons corporate or unincorporated;

“Receiver” means any receiver and/or manager appointed pursuant to Clause 9;

“Requisition Compensation” means all monies or other compensation from time to time payable during the Security Period by reason of requisition for title or other compulsory acquisition of the Ship otherwise than by requisition for hire;

“Security Documents” means the Loan Agreement, this Deed, the Mortgage, the deeds of covenants and mortgages required by the terms of the Loan Agreement to be entered into by the Sister Companies as security for the Outstanding Indebtedness, the Parent Companies Guarantee, the Continuing Shipowning Companies’ Guarantee, the Assignment of Earnings, the Assignment of Insurances, the undertaking entered into by SNTG-BER, SNI, SNH, and SNTG BV in connection with the Loan Agreement, and any other document or instrument from time to time executed as security for the Outstanding Indebtedness or any part thereof;

“Security Period” means the period terminating upon payment of all moneys payable under the Security Documents and the discharge of all other obligations secured thereby;

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“Ship” means the vessel [M/S Stolt Concept registered at the Port of George Town, Cayman Islands under Official Number 732878] and includes any share or interest therein and her engines machinery boats tackle outfit equipment spare gear fuel consumable or other stores belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired;

“Sister Companies” means [Stolt Achievement B.V., Stolt Confidence B.V., Stolt Creativity B.V., Stolt Efficiency B.V., Stolt Effort B.V., Stolt Innovation B.V., and Stolt Inspiration B.V.];

“Total Loss” means:

(i)                              the actual, agreed, constructive, compromised or arranged total loss of the Ship;

(ii)                           the abandonment or condemnation of the Ship;

(iii)                        the requisition for title or other compulsory acquisition, requisition, appropriation, expropriation, deprivation, forfeiture or confiscation for any reason of the Ship by any government entity or other competent authority, whether de jure or de facto other than for hire; or

(iv)                       hijacking, theft, condemnation, capture, detention, confiscation or other incidents provided any such incident is adequately covered by the insurances taken out for the Ship.

1.2                                                 Construction. In the Mortgage:

a)                                    references to “interest” shall be construed as references to interest covenanted to be paid in accordance with Clause 3, any interest payable by or recoverable from the Owner under Clauses j)m) and 8.1 f) and interest specified in paragraph b) of the definition of “Expenses” in Clause 1.1;

b)                                   references to “principal” shall be construed as references to all other sums of money for the time being comprised within the Outstanding Indebtedness;

c)                                    the expression “all sums for the time being owing to the Mortgagee” means the whole of the Outstanding Indebtedness.

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1.3                                                 Relationship to Loan Agreement. The obligations and liabilities of the Owner according to this Deed shall be the same as its and the Borrower’s obligations and liabilities stated in the Loan Agreement. Consequently, this Deed shall be read together with the Loan Agreement but in case of any conflict between this Deed and the Loan Agreement, the provisions of the Loan Agreement shall prevail.

1.4                                                 Construction of additional terms. In this Deed, unless the context otherwise requires:

a)                                    references to Clauses are to be construed as references to clauses of this Deed;

b)                                   references to (or to any specified provision of) this Deed or any other document shall be construed as references to this Deed, that provision or that document as in force for the time being and as amended in accordance with the terms thereof, and (where such consent is, by the terms of this Deed or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Mortgagee;

c)                                    words importing the plural shall include the singular and vice versa; and

d)                                   references to a person shall be construed as references to an individual, firm, company, corporation or unincorporated body of persons or any state or any agency thereof.

2.                                                       REPRESENTATIONS AND WARRANTIES

2.1                                                 Representations and warranties. The Owner hereby represents and warrants to the Mortgagee that:

a)                                    it is the sole, absolute, legal and beneficial owner of the Ship;

b)                                   the Ship is not subject to any charter which, if entered into after the date of this Deed, would have required the consent of the Mortgagee under Clause j)k) and there is no existing agreement or arrangement whereby the Earnings may be shared with any other person; and

c)                                    neither the Mortgaged Premises nor any part thereof is subject to any mortgage, charge, assignment or other encumbrance save as constituted by the Mortgage and this Deed or otherwise permitted by the terms of this Deed.

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3.                                                       COVENANT AND GUARANTEE TO PAY PRINCIPAL, INTEREST AND OTHER MONEYS

3.1                                                 Covenant and guarantee. In consideration of the continuation of the Existing Tranches and New Tranches (as defined in the Loan Agreement) and the disbursement of Advance B (as defined in the Loan Agreement) by the Mortgagee to the Borrower on or before the date hereof in accordance with the provisions of the Loan Agreement the Owner hereby covenants with and guarantees to the Mortgagee:

a)                                    to repay the Tranches by the instalments and on the dates referred to and otherwise in the manner and upon the terms set out in the Loan Agreement;

b)                                   to pay interest on the Tranches, and on any overdue interest or other moneys payable under the Loan Agreement, at the rate or rates from time to time applicable thereto in the manner and upon the terms set out in the Loan Agreement; and

c)                                    to pay all other moneys payable by the Owner or by the Borrower under the Security Documents or any of them at the times and in the manner therein specified.

4.                                                       MORTGAGE AND ASSIGNMENT OF THE MORTGAGED PREMISES

4.1                                                 Mortgage and assignment. By way of security for the Owner’s obligations under the Continuing Shipowning Companies Guarantee to pay the Outstanding Indebtedness, the Owner as BENEFICIAL OWNER HEREBY MORTGAGES AND CHARGES with first priority to and in favour of the Mortgagee all its interest, rights and title, present and future, in and to the Mortgaged Premises and without prejudice to the generality of the foregoing the Owner hereby assigns and agrees to assign to the Mortgagee all its rights, title and interest in and to the Earnings, the Insurances and any Requisition Compensation and all its benefits and interests present and future therein PROVIDED HOWEVER THAT:

(i)                                   any sums recoverable in respect of the Insurances shall (unless and until there shall happen any of the events specified in Clause 7 hereof whereupon all insurance recoveries shall be receivable by the Mortgagee in accordance with Clause 8.1 b) hereof) be payable as follows:

(a)                            there shall be paid to the Mortgagee any and every sum recoverable under the Insurances against fire and usual marine risks and war risks in respect of a Total Loss and any and every sum recoverable under such

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insurances in respect of a major casualty (that is to say any casualty in respect whereof the claim or the aggregate of the claims exceeds $1,000,000. inclusive of any deductible);

(b)                           all other sums recoverable in respect of the Insurances against fire and usual marine risks and war risks shall be paid to the Owner and shall be applied by it for the purpose of making good the loss and fully repairing all damage in respect whereof the insurance moneys shall have been received;

(ii)                                the Earnings shall be payable to such account of the Owner as the Mortgagee shall from time to time agree and shall be at the disposal of the Owner until such time as the Mortgagee shall direct to the contrary, whereupon the Owner shall forthwith, and the Mortgagee may at any time thereafter, instruct the persons from whom the Earnings are then payable to pay the same to the Mortgagee or as it may direct and any Earnings then in the hands of the Owner’s brokers or other agents shall be deemed to have been received by them for the use and on behalf of the Mortgagee;

(iii)                             upon payment and discharge in full to the satisfaction of the Mortgagee of the Outstanding Indebtedness the Mortgagee shall, at the request and cost of the Owner, release it from the guarantee regarding the Loan Agreement and reassign the Earnings, the Insurances and any Requisition Compensation to the Owner or as it may direct;

(iv)                            for the sake of clarity, it is agreed that the Outstanding Indebtedness includes all Tranches outstanding under the Loan Agreement and that, consequently, the Mortgage on the Ship secures not only obligations regarding the Tranche relating to the Ship, but obligations regarding all Tranches under the Loan Agreement; and

(v)                               in accordance with Clause 7.4 of the Loan Agreement, in event of the full and final prepayment of the full amount of the Existing Tranche and the New Tranche in relation to the Ship, the Mortgage and Deed of Covenant covering the Ship shall be released by way of the signing by the Lender of the deed of release appearing on such mortgage, and the Insurances Assignment and the Earnings Assignment (in each case to the extent only that they relate to the Ship) shall be released by way of the signing by the Lender and delivery to the

8

Borrower of letter of partial release of such assignments in the form set forth in Schedule 1 to the Insurances Assignment.

5.                                                       COVENANTS

5.1                                                 Covenants. THE OWNER COVENANTS with the Mortgagee AND UNDERTAKES throughout the Security Period:

5.1.1                                        Insurances.

a)                                    Types of Insurances: to effect and maintain at the expense of the Owner, with such amounts on such terms and with such insurers as have been approved by the Mortgagee, the following insurances on the Ship:

(i)                               hull and machinery insurance, including insurance against actual, agreed, constructive or compromise total loss;

(ii)                            war risk insurance, including blocking and trapping insurance, covering both hull and deprivations;

(iii)                         protection and indemnity insurance, including oil pollution, freight, demurrage and defence;

(iv)                        all such insurances to cover innocent mortgagee interest in favour of the Mortgagee; and

(v)                           such additional insurances as the Mortgagee in its sole reasonable discretion may request;

b)                                   Insured amounts and Approved Brokers: to effect the Insurances aforesaid (a) in such amounts and upon such terms as shall from time to time be approved by the Mortgagee (b) through the Approved Brokers and with such insurance companies and/or underwriters as shall from time to time be approved in writing by the Mortgagee;

c)                                    Expiry of Insurances: at least fourteen days before the relevant policies, contracts or entries expire to notify the Mortgagee of the names of the brokers and/or entities proposed to be employed by the Owner for the purposes of the

9

renewal of the Insurances and of the amounts in which such insurances are proposed to be renewed and the risks to be covered and, subject to compliance with any requirements of the Mortgagee pursuant to this Clause, to procure that appropriate instructions for the renewal of such insurances on the terms so specified are given to the Approved Brokers; and to renew all such Insurances at least seven days before the relevant policies, contracts or entries expire and procure that the Approved Brokers will at least seven days before such expiry (or within such shorter period as the Mortgagee may from time to time agree) confirm in writing to the Mortgagee as and when such renewals have been effected in accordance with the instructions so given;

d)                                   Payment of premiums: punctually to pay all premiums calls contributions or other sums payable in respect of all such Insurances and to produce all relevant receipts or other evidence of payment when so required by the Mortgagee;

e)                                    Endorsement of Mortgagee’s interest: to procure that the interest of the Mortgagee shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments of insurance issued or to be issued in connection with the Insurances aforesaid;

f)                                      Cooperate in collection: to do all things necessary and provide all documents, evidence and information to enable the Mortgagee to collect and recover any monies which shall at any time become due in respect of the Insurances;

f)                                      Insurance report: if so requested by the Mortgagee, but at the cost of the Owner (provided that the Owner shall be required to bear such cost no more than once per year and any report in excess of one per year shall be paid for by the Mortgagee), to furnish the Mortgagee with a detailed report signed by an independent firm of marine insurance brokers appointed by the Mortgagee dealing with the insurances maintained on the Ship and stating the opinion of such firm as to the adequacy thereof;

h)                                   Loss payable and cancellation clauses: to deposit with the Approved Brokers (or procure the deposit of) all slips, cover notes, policies, certificates of entry and other instruments of insurance from time to time issued in connection with such of the Insurances referred to in Clause 5.1.1a) as are effected through the Approved Brokers and procure that the interest of the Mortgagee shall be endorsed thereon by incorporation of a Loss Payable Clause and Notice of Cancellation Clause and by means of a Notice of Assignment (signed by the Owner) in

10

such form as may from time to time be agreed in writing by the Mortgagee and that the Mortgagee shall be furnished with pro forma copies thereof and a letter or letters of undertaking from the Approved Brokers in such form as shall from time to time be reasonably required by the Mortgagee;

i)                                       Comply with terms of Insurances: not to employ the Ship or suffer the Ship to be employed otherwise than in conformity with the terms of the Insurances (including any warranties express or implied therein) without first obtaining the consent to such employment of the insurers and complying with such requirements as to extra premium or otherwise as the insurers may prescribe; and

j)                                       Application of insurance indemnities paid to Owner: To apply all such sums receivable in respect of the Insurances as are paid to the Owner in accordance with Clause (i) (i)(a) hereof for the purpose of making good the loss and fully repairing all damages in respect whereof the insurance moneys shall have been received.

5.1.2                                        Management of the Ship.

a)                         Registration: to keep the Ship registered at the port of George Town, Cayman Islands and not do or suffer to be done anything or omit to do anything whereby such registration may be forfeited or imperilled;

b)                        Changes to Ship: not without the previous consent in writing of the Mortgagee to:

(i)                                          make any modification to the Ship which would involve material alteration of her structure type or performance characteristics or could reduce her value;

(ii)                                       remove any material part of the Ship or any equipment the value of which is such that its removal from the Ship would materially reduce the value of the Ship without replacing the same with the equivalent part or equipment owned by the Owner free from encumbrances; or

(iii)                                    install on the Ship any equipment owned by a third party which cannot be removed without causing damage to the structure or fabric of the Ship;

c)                         Maintenance and repair: to keep the Ship in a good and efficient state of repair and so as to comply with the provisions of the Merchant Shipping Acts and all

11

other regulations and requirements (statutory or otherwise) from time to time applicable to vessels registered at George Town, Cayman Islands and to procure that all repairs to or replacement of any damaged worm or lost parts or equipment be effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value of the Ship and to maintain the present class of the Ship;

d)                        Inspection: to permit the Mortgagee by surveyors or other persons appointed by it for such purpose to board the Ship at all reasonable times, but without unduly interfering with the operation of the Ship, for the purpose of inspecting her condition or for the purpose of satisfying themselves in regard to proposed or executed repairs and to afford all proper facilities for such inspections and to submit the Ship to such periodical and other surveys required for classification purposes or otherwise and to supply to the Mortgagee copies of all survey reports issued in respect thereof;

e)                         Discharge of liens: to promptly pay and discharge all debts, damages, liabilities and outgoings whatsoever which have given or may give rise to maritime statutory or possessory liens on or claims enforceable against the Ship and in the event of arrest of the Ship pursuant to legal process or purported legal process or in the event of her detention in exercise or purported exercise of any such lien or claim as aforesaid to procure the release of the Ship from such arrest or detention forthwith upon receiving notice thereof by providing bail or procuring the provision of security or otherwise as the circumstances may require;

f)                           Employment of Ship: not to employ the Ship or suffer her employment in any trade or business which is forbidden by International Law or which is otherwise illicit or unlawful under the law of any relevant jurisdiction or in carrying illicit or prohibited goods or in any manner whatsoever which may render her liable to condemnation in a Prize Court or to destruction, seizure, confiscation, penalty or sanctions and in the event of hostilities in any part of the world (whether war be declared or not) nor to employ the Ship or suffer her employment in carrying any contraband goods or enter or trade to any zone which is declared a war zone by any Government or by the Insurers unless the Mortgagee shall have first given its consent thereto in writing and there shall have been effected by the Owner and at its expense such special insurance cover as the Mortgagee may require;

g)                        Information: promptly to furnish to the Mortgagee all such information as it may from time to time require regarding the Ship her position and copies of all char-

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ters and other contracts for her employment or otherwise howsoever concerning her;

h)                        Notifications: to notify the Mortgagee forthwith by telex or telecopy of:

(i)                                          any accident to the Ship requiring repairs the cost of which will or is likely to exceed $1,000,000 (or the equivalent in any other currency);

(ii)                                       any occurrence in consequence whereof the Ship has or may become a Total Loss;

(iii)                                    any requirement or recommendation made by any insurer or classification society or by any competent authority which is not immediately complied with;

(iv)                                   any arrest of the Ship or any exercise or purported exercise of any lien on the Ship or the Earnings or any part thereof; and

(v)                                      any petition or notice of a meeting to consider any resolution to wind up the Owner;

i)                            Payments and accounts: promptly to pay all tolls dues and other outgoings whatsoever in respect of the Ship and to keep proper books of account in respect of the Ship and her Earnings and, as and when the Mortgagee may so require, to make such books available for inspection on behalf of the Mortgagee and to furnish satisfactory evidence that the wages and allotments of the Master and crew are being regularly paid;

j)                            Negative pledge: not to or purport to mortgage charge or otherwise assign the Ship or other part of the Mortgaged Premises or to suffer the creation of any such mortgage charge or assignment as aforesaid to or in favour of any person other than the Mortgagee;

k)                         No sale of Ship without consent: not without the previous consent in writing of the Mortgagee (and then only subject to such terms as the Mortgagee may impose) to sell agree to sell or otherwise dispose of the Ship or any share or interest therein;

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l)                            Charters: not without the previous written consent of the Mortgagee (and then only subject to such conditions as the Mortgagee may impose) to let the Ship (except for any contract with a company in the SNSA Group):

(i)              on demise charter for any period;

(ii)                                       by any time or consecutive voyage charter for a term which exceeds or which by virtue of any optional extensions therein contained may exceed thirteen months’ duration; or

(iii)                                    on terms whereby more than two months’ hire (or the equivalent) is payable in advance; or

(iv)                                   by any charter or other arrangement below the market rate prevailing at the time when the charter is fixed;

m)                      Work on Ship: not without the previous consent in writing of the Mortgagee to put the Ship into the possession of any person for the purpose of work being done upon her in an amount exceeding or likely to exceed $1,000,000 (or the equivalent in any other currency);

n)                        Payment of Mortgagee expenses: to pay to the Mortgagee on demand all moneys whatsoever which the Mortgagee shall or may expend be put to or become liable for in or about the protection maintenance or enforcement of the security created by this Deed and the other Security Documents or in or about the exercise by the Mortgagee of any of the powers vested in it hereunder or thereunder and to pay interest thereon at the rate prescribed in the Loan Agreement from the date whereon such expense or liability was incurred by the Mortgagee until the date of payment whether before or after any relevant judgment.

o)                        Sharing of Earnings: not without the prior written consent of the Mortgagee (and then only subject to such conditions as the Mortgagee may impose) to enter into any agreement or arrangement whereby the Earnings may be shared with any other person; and

p)                        Payment of Earnings to Mortgagee after Event of Default: to procure that the Earnings are paid to the Mortgagee at all times after the Mortgagee shall have directed pursuant to Clause (ii) that the same shall no longer be receivable by the Owner and that any Earnings which at the time such direction is given are in the

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hands of the Owner’s agents are duly accounted for and paid over to the Mortgagee forthwith on demand.

6.                           POWERS OF MORTGAGEE TO PROTECT SECURITY AND REMEDY DEFAULTS

6.1                                                 Protection of security. The Mortgagee shall without prejudice to its other rights remedies and powers hereunder be entitled (but not bound) at any time and as often as may be necessary to take any such action as it may in its discretion think fit for the purpose of protecting or maintaining the security created by this Deed and the other Security Documents and all Expenses so incurred by the Mortgagee in or about the protection of the security shall be repayable to it by the Owner on demand.

6.2                                                 Specific powers of Mortgagee. Without prejudice to the generality of the foregoing:

a)                                    in event that the Owner does not comply with the provisions of Clause 5.1.1a) hereof or any of them the Mortgagee shall be at liberty to effect and thereafter to maintain all such Insurances upon the Ship as in its discretion it may think fit;

b)                                   in the event that the Owner does not comply with the provisions of Clause 5.1.2 c) hereof the Mortgagee shall be at liberty to arrange for the carrying out of such repairs as it deems expedient or necessary;

c)                                    in event that the Owner does not comply with the provisions of Clause 5.1.2 e) hereof or any of them the Mortgagee shall be at liberty to pay and discharge all such debts damages and liabilities as are therein mentioned and/or to take any such measures as it deems expedient or necessary for the purpose of securing the release of the Ship.

6.3                                                 Expenses. The Expenses attributable to the exercise by the Mortgagee of any of its powers pursuant to this Clause 6 shall be repayable by the Owner to the Mortgagee on demand.

7.                           EVENTS OF DEFAULT

7.1                                                 Events. Upon the Loan becoming due or payable or the happening of any of the following events the security created by this Deed and the Mortgage shall immediately become enforceable:

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a)                                    Failure to pay: the Borrower shall fail to pay to the Mortgagee any sum of interest, principal, or other sums due under the Loan Agreement on the due date for any such sums and such failure shall continue for more than three (3) Banking days after the due date;

b)                                   Breach of covenant by Owner: the Owner does not observe or perform any of the covenants or obligations on its part contained in the Security Documents;

c)                                    Winding up; receivership; composition with creditors: a petition is filed or an order is made or an effective resolution is passed for the winding up of the Owner (otherwise than for the purpose of any such reconstruction or amalgamation as shall have been previously approved in writing by the Mortgagee) or a receiver is appointed of the undertaking or property of the Owner or the Owner suspends payment or ceases to carry on its business or makes special arrangements or composition with its creditors; or

d)                                   Event of Default under the Loan Agreement: any Event of Default as defined in the Loan Agreement occurs.

8.                           POWERS OF MORTGAGEE ON EVENT OF DEFAULT

8.1                                                 Powers. Upon the happening of any of the events specified in Clause 7 hereof the Mortgagee shall become forthwith entitled as and when it may see fit to put into force and to exercise all the powers possessed by it as mortgagee and chargee of the Mortgaged Premises and in particular (without limiting the generality of the foregoing):

a)                                    Take possession: to take possession of the Ship;

b)                                   Delivery of Insurances documents to brokers: to require that all policies, contracts, certificates of entry, and other records relating to the Insurances (including details of and correspondence concerning outstanding claims) be forthwith delivered to such brokers as the Mortgagee may nominate;

c)                                    Take over Insurances collections and proceedings: to collect, recover, compromise, and give a good discharge for all claims then outstanding or thereafter arising under the Insurances or any of them and to take over or institute (if necessary using the name of the Owner) all such proceedings in connection therewith as the Mortgagee in its discretion thinks fit and to permit the brokers

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through whom collection or recovery is effected to charge the usual fees for their services;

d)                                   Discharge claims: to discharge, compound, release, or compromise claims in respect of the Ship which have given or may give rise to any charge or lien on the Ship or which are or may be enforceable by proceedings against the Ship;

e)                                    Sell Ship: to sell the Ship or any share therein with notice to the Owner and with or without the benefit of any charterparty by public auction or private contract at such place and upon such terms as the Mortgagee in its discretion may determine with power to postpone any such sale and without being answerable for any loss occasioned by such sale or resulting from postponement thereof;

f)                                      Maintain and employ Ship pending sale: pending sale of the Ship to manage, insure, maintain and repair the Ship and to employ sail or lay up the Ship in such manner and for such period as the Mortgagee in its discretion deems expedient and for the purposes aforesaid the Mortgagee shall be entitled to do all acts and things incidental or conducive thereto and in particular (but without prejudice to the generality of the foregoing) to enter into such arrangements respecting the Ship, her insurance, maintenance, repair, classification and employment in all respects as if the Mortgagee were the owner of the Ship but without being responsible for any loss incurred as a result of the Mortgagee doing or omitting to do any such acts or things as aforesaid;

g)                                   Recover losses: to recover from the Owner on demand any such losses as may be incurred by the Mortgagee in or about the exercise of the power vested in the Mortgagee under Clause 8.1 e) above with interest thereon at the rate provided for in Clause5.1.2 n) hereof from the date when such losses were incurred by the Mortgagee until the date of payment whether before or after any relevant judgment;

h)                                   Recover Expenses: to recover from the Owner on demand all Expenses incurred by the Mortgagee in or about or incidental to the exercise by it of any of the powers aforesaid;

PROVIDED ALWAYS that upon any sale of the Ship or any share therein by the Mortgagee pursuant to Clause 8.1 d) above or by the Receiver pursuant to Clause 9.1 below the purchaser shall not be bound to see or inquire whether the Mortgagee’s power of sale has arisen in the manner herein provided and the sale shall be deemed to be within

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the power of the Mortgagee (or the Receiver, as the case may be) and the receipt of the Mortgagee (or the Receiver, as the case may be) for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

9.                           RECEIVER

9.1                                                 Entitlement to appoint. At any time after the Loan shall have become due and payable, the Mortgagee shall be entitled (but not bound) by writing under its common seal or under the hand of any director of the Mortgagee to appoint any person or persons to be a receiver and/or manager of the Mortgaged Premises or any part thereof (with power to authorise any joint receiver and/or manager to exercise any power independently of any other joint receiver and/or manager) and may from time to time fix his remuneration or remove any receiver and/or manager so appointed and appoint another in his place. Any receiver and/or manager so appointed shall be the agent of the Owner and the Owner shall be responsible for his acts or defaults and for his remuneration and such receiver or manager so appointed shall have all powers to do or omit to do anything which the Owner could do or omit to do in relation to the Mortgaged Premises or any part thereof and in particular (but without prejudice to the generality of the foregoing) any such receiver and/or manager may exercise all the powers and discretions conferred on the Mortgagee by the Mortgage and this Deed.

9.2                                                 Remuneration of Receiver. Any Receiver shall be entitled to remuneration appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted by the Receiver in accordance with the current practice of his firm.

9.3                                                 Limitation of liability. Neither the Mortgagee nor any receiver shall be liable as mortgagee in possession of all of any of the Mortgaged Premises to account or be liable for any loss on the realisation or for any neglect or default of any nature whatsoever in connection therewith for which a Mortgagee in possession may be liable as such.

10.                       APPLICATION OF MONEYS

10.1                                           Application. All monies received by the Mortgagee in respect of:

a)                                    sale of the Ship or any share therein;

b)                                   recovery under the Insurances (other than any such sum or sums as may have been received by the Mortgagee in accordance with Clause 4.1(i)(a) hereof in

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respect of a major casualty as therein defined and which has or have been paid to the Owner as therein provided), and

c)                                    Requisition Compensation shall be held by it upon trust in the first place to pay or make good all Expenses as may have been incurred by the Mortgagee in or about or incidental to the exercise by the Mortgagee of the powers specified or otherwise referred to in Clause 8 hereof or any of them and the balance shall be applied in manner following:

FIRST towards costs, fees and expenses;

SECOND in or towards payment of any interest accrued and owing by the Owner in respect of the Outstanding Indebtedness;

THIRD in or towards payment of any balance of the Outstanding Indebtedness, unless otherwise decided by the Mortgagee.

10.2                                           Other monies. Any monies received by the Mortgagee or any Receiver in respect of the Earnings or in respect of the employment of the Ship pursuant to the provisions of Clause 8 shall be applied by the Mortgagee or the Receiver in the manner specified in Clause 10.1.

11.                       CONTINUING SECURITY

11.1                                           No implied waivers, cumulative rights. No delay or omission of the Mortgagee to exercise any right or power vested in it under the Security Documents or any of them shall impair such right or power to be construed as a waiver of or as acquiescence in any default by the Owner and no express waiver given by the Mortgagee in relation to any default by the Owner or breach by the Owner of any of its obligations under this Deed shall prejudice the rights of the Mortgagee under the Mortgage and/or this Deed arising from any subsequent default or breach (whether or not such subsequent default or breach is of a nature different from the previous default or breach) nor shall the giving by the Mortgagee of any consent to the doing of any act which, by the terms hereof, require the consent of the Mortgagee prejudice the right of the Mortgagee to give or withhold as it sees fit its consent to the doing of any other such similar act. The remedies provided in the Security Documents are cumulative and not exclusive of any remedies provided by law.

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11.2                                           No obligation to inquire as to sufficiency or make claims. The Mortgagee shall not be obliged to make any inquiry as to the nature or sufficiency of any payment received by it hereunder or to make any claim or to take any action to collect any moneys hereby assigned or to enforce any rights and benefits hereby assigned to the Mortgagee or to which the Mortgagee may at any time be entitled hereunder.

11.3                                           Continuing security. The security created by the Mortgage and this Deed shall be a continuing security for the payment of the Outstanding Indebtedness and accordingly the security so created shall not be satisfied by any intermediate payment or the satisfaction of any part of the Outstanding Indebtedness. The security so created shall be in addition to and shall not in any way prejudice or affect the security created by, any deposit of documents, or any guarantee, lien, bill, note, mortgage or other security now or hereafter held by the Mortgagee or any right or remedy of the Mortgagee thereunder and shall not in any way be prejudiced or affected thereby or by the invalidity or unenforceability thereof or by the Mortgagee releasing, modifying or refraining from perfecting or enforcing any of the same or granting time or indulgence or compounding with any person liable. All the rights and remedies and powers vested in the Mortgagee by the Mortgage and this Deed may be exercised from time to time as often as the Mortgagee may deem expedient. Notwithstanding that this Deed is expressed to be supplemental to the Mortgage, it shall continue in full force and effect after any discharge of the Mortgage.

12.                       DELEGATION

12.1                                           Power to delegate. The Mortgagee shall be entitled at any time and as often as may be expedient to delegate all or any of the powers and discretions vested in it by the Security Documents or any of them (including the power vested in it by virtue of Clause 14 hereof) in such manner upon such terms and to such persons as the Mortgagee in its absolute discretion may think fit.

13.                       INDEMNITY AND COSTS

13.1                                           Indemnity. THE OWNER HEREBY AGREES AND UNDERTAKES to indemnify the Mortgagee and any Receiver against all obligations and liabilities whatsoever and whensoever arising which the Mortgagee or Receiver may incur in good faith in respect of or in relation to or in connection with the Ship or otherwise howsoever in relation to or in connection with any of the matters dealt with in the Security Documents.

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13.2                                           Costs. The Owner shall pay to the Mortgagee on demand all expenses (including legal fees, fees of insurance advisers, printing and out of pocket expenses, together with any tax payable in respect thereof) incurred by the Mortgagee in connection with the enforcement of, or preservation of any rights under, the Mortgage and this Deed or otherwise in respect of the Outstanding Indebtedness and all stamp duties, registration fees and other duties or charges from time to time payable in connection with the execution and registration of the Mortgage and this Deed.

14.                       POWER OF ATTORNEY

14.1                                           Appointment. THE OWNER HEREBY IRREVOCABLY APPOINTS the Mortgagee as its attorney for the duration of the Security Period for the purpose of doing in its name all acts which the Owner itself could do in relation to the Mortgaged Premises and to execute, seal and deliver or otherwise perfect and do all such deeds, assurances, agreements, instruments, acts or things which may be required for the full exercise of all or any of the rights powers or remedies hereby conferred which may be proper in or in connection with all or any of the purposes aforesaid. The Owner ratifies and confirms and agrees to ratify and confirm any deed, assurance, agreement, instrument, act or thing which the Mortgagee shall execute or do pursuant to this Clause 14.1, PROVIDED HOWEVER that such power shall not be exercisable by or on behalf of the Mortgagee until the security created by this Deed and the Mortgage shall have become enforceable pursuant to Clause 8 hereof.

14.2                                           Third parties not required to inquire as to rights of attorney to act. The exercise of such power by or on behalf of the Mortgagee shall not put any person dealing with the Mortgagee upon any inquiry as to whether the said security has become enforceable nor shall such person be in any way affected by notice that the said security has not become so enforceable and the exercise by the Mortgagee of such power shall be conclusive evidence of its right to exercise the same.

15.                       FURTHER ASSURANCES

15.1                                           Further assurances. THE OWNER HEREBY FURTHER UNDERTAKES at its own expense to execute sign perfect do and (if required) register every such further assurance document act or thing as in the opinion of the Mortgagee may be necessary or desirable for the purpose of more effectually mortgaging and charging the Mortgaged Premises or perfecting the security constituted by the Security Documents.

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16.                       NOTICES

16.1                                           Deemed receipt. Any demand notice or other communication required to be made or given in writing under the provisions of this Deed or any other Security Document shall be deemed to have been duly received by the other party (i) if the same be communicated by telex or telecopier during ordinary business hours on the date upon which the telex or telecopy was transmitted or if transmitted outside business hours at the start of the next business day (ii) if the same be communicated by letter upon the business day next following the date of dispatch by Recorded Delivery service.

16.2                                           Notification of changes. Any change of address or of telex or telecopier number shall be promptly notified in writing by either party to the other. In default of notification of change of address any communication duly dispatched to the other party at the address of its office hereinbefore set out (or any notified new address) shall be deemed to have been received in accordance with the foregoing provision.

16.3                                           Confirmation by letter. Any communication by telex shall be thereafter confirmed by letter.

17.                       SEVERABILITY

17.1                                           Severability. Any provision of the Security Documents prohibited by or unlawful or unenforceable under any applicable law shall (to the extent required by such law) be ineffective without modifying the remaining provisions of the Security Documents but where the provisions of any such applicable law may be waived they are hereby waived to the full extent permitted by such law to the end that the Security Documents shall be valid and binding documents enforceable in accordance with their respective terms.

18.                       RELEASE OF EXISTING DEED OF COVENANTS

The Owner and the Mortgagee are parties to a Deed of Covenants dated 27 October 2005 in respect of the Ship (the “Existing Deed of Covenants”). The obligations of the Owner under this Deed of Covenants, to the extent that it secures the Owner’s guarantee of the Borrower’s obligations in respect of the Existing Tranches and the New Tranches (as each such term is defined in the Loan Agreement) are a continuation without interruption of the Owner’s obligations under the Existing Deed of Covenants to the extent that such Existing Deed of Covenants secures the Owner’s obligations under its guarantee of the Existing Tranches and New Tranches. Upon execution of this Deed

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of Covenants by the Owner, the Existing Deed of Covenants shall terminate and neither the Owner nor the Lender shall have any rights or obligations thereunder.

19.                       GOVERNING LAW AND JURISDICTION

19.1                                           Governing law. To the extent the laws of the Cayman Islands are not compulsorily applicable, the Mortgage and this Deed shall be governed by Danish law.

19.2                                           Jurisdiction. Any dispute arising out of or in connection with the Mortgage and this Deed shall be settled by the Maritime and Commercial Court in Copenhagen, Denmark (“Sø- og Handelsretten”). This shall, however, not limit the rights of the Mortgagee to initiate proceedings against the Owner, the Vessel or any other of the Owner’s assets in any other competent jurisdiction.  Any decision by the Maritime and Commercial Court in Copenhagen, Denmark, may be appealed to the Danish Supreme Court.

IN WITNESS whereof the parties hereto have caused this instrument to be executed as a Deed the day and year first before written.

Executed as a Deed

For and on behalf of [Stolt Concept B.V.]
as Owner		In the presence of:

Print Name:	Walter Lion	Lauren Cramer
Capacity:	Attorney-in-fact

Executed as a Deed

For and on behalf of Danish Ship Finance A/S
(Danmarks Skibskredit A/S) as Mortgagee	In the presence of:

Christian Hennings

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